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                                    Roma Bank
                               401(k) Savings Plan

              (As Amended And Restated Effective November 1, 2003)

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Includes Proposed Amendment Number One, effective January 1, 2004
                  Amendment Number Two, effective March 28, 2005

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                                                               Table Of Contents
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                                TABLE OF CONTENTS


Table Of Contents i

Introduction      .............................................................1

Article I --  Definitions......................................................3

Article II --  Eligibility and Participation..................................12
         2.1      Eligibility.................................................12
         2.2      Ineligible Employees........................................12
         2.3      Participation...............................................13
         2.4      Termination of Participation................................13
         2.5      Eligibility upon Reemployment...............................13

Article III --  Contributions and Limitations on Contributions................15
         3.1      Before-Tax Contributions....................................15
         3.2      Limitation on Before-Tax Contributions......................15
         3.3      Changes in Before-Tax Contributions.........................17
         3.4      Matching Contributions......................................18
         3.5      Special Contributions.......................................19
         3.6      Limitation on Matching Contributions........................19
         3.7      Interest on Excess Contributions............................21
         3.8      Payment of Contributions....................................22
         3.9      Rollover Contributions......................................22
         3.10     Section 415 Limits on Contributions.........................22

Article IV --  Vesting and Forfeitures........................................26
         4.1      Vesting.....................................................26
         4.2      Forfeitures.................................................27
         4.3      Vesting upon Reemployment...................................27

Article V --  Trust Fund and Investment Funds.................................29
         5.1      Trust Fund..................................................29
         5.2      Interim Investments.........................................29
         5.3      Account Values..............................................29

Article VI  --  Investment Directions, Changes of Investment Directions  and
Transfers Between Investment Funds............................................31
         6.1      Investment Directions.......................................31
         6.2      Change of Investment Directions.............................31
         6.3      Transfers Between Investment Funds..........................31
         6.4      Employees Other than Participants...........................32

Article VII --  Payment of Benefits...........................................33
         7.1      General.....................................................33
         7.2      Non-Hardship Withdrawals....................................33
         7.3      Hardship Distributions......................................33

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         7.4      Distribution of Benefits Following Retirement Or
                  Termination of Service......................................36
         7.5      Payments upon Retirement or Disability......................37
         7.6      Payments upon Termination of Service for Reasons
                  Other Than Retirement or Disability.........................38
         7.7      Payments Upon Death.........................................39
         7.8      Direct Rollover of Eligible Rollover Distributions..........41
         7.9      Commencement of Benefits....................................42
         7.10     Minimum Distribution Requirements...........................43

Article VIII --  Loans to Participants........................................50
         8.1      Definitions and Conditions..................................50
         8.2      Loan Amount.................................................50
         8.3      Term of Loan................................................50
         8.4      Operational Provisions......................................51
         8.5      Repayments..................................................52
         8.6      Default.....................................................52
         8.7      Coordination of Outstanding Account and Payment of Benefits.53

Article IX --  Administration.................................................54
         9.1      General Administration of the Plan..........................54
         9.2      Designation of Named Fiduciaries............................54
         9.3      Responsibilities of Fiduciaries.............................54
         9.4      Plan Administrator..........................................55
         9.5      Committee...................................................55
         9.6      Powers and Duties of the Committee..........................56
         9.7      Certification of Information................................57
         9.8      Authorization of Benefit Payments...........................57
         9.9      Payment of Benefits to Legal Custodian......................57
         9.10     Service in More Than One Fiduciary Capacity.................58
         9.11     Payment of Expenses.........................................58

Article X --  Benefit Claims Procedure........................................59
         10.1     Definition..................................................59
         10.2     Claims......................................................59
         10.3     Disposition of Claim........................................59
         10.4     Denial of Claim.............................................59
         10.5     Inaction by Plan Administrator..............................60
         10.6     Right to Full and Fair Review...............................60
         10.7     Time of Review..............................................60
         10.8     Final Decision..............................................60

Article XI --  Amendment, Termination, and Withdrawal.........................61
         11.1     Amendment and Termination...................................61
         11.2     Withdrawal from the Trust Fund..............................61

Article XII --  Top-Heavy Plan Provisions.....................................62
         12.1     Introduction................................................62


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         12.2     Definitions.................................................62
         12.3     Minimum Contributions.......................................66
         12.4     Impact on Section 415 Maximum Benefits......................67
         12.5     Vesting.....................................................67

Article XIII --  Miscellaneous Provisions.....................................69
         13.1     No Right to Continued Employment............................69
         13.2     Merger, Consolidation, or Transfer..........................69
         13.3     Nonalienation of Benefits...................................69
         13.4     Missing Payee...............................................69
         13.5     Affiliated Employers........................................70
         13.6     Successor Employer..........................................70
         13.7     Return of Employer Contributions............................70
         13.8     Adoption of Plan by Affiliated Employer.....................70
         13.9     Construction of Language....................................71
         13.10    Headings....................................................71
         13.11    Governing Law...............................................71

ADDENDUM A - Economic Growth and Tax Relief Reconciliation Act................72

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                                                                    Introduction
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                                  INTRODUCTION

Effective as of July 1, 1994 ("Effective Date"), Roma Federal Savings Bank ("Employer") adopted the RSI Retirement Trust Agreement and Declaration of Trust ("Agreement") and the Roma Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("1994 Plan").

Effective as of January 1, 1997, the 1994 Plan was amended and restated in its entirety. The amended and restated plan became known as Roma Federal Savings Bank 401(k) Savings Plan in RSI Retirement Trust ("Prior Plan"), contained the terms and conditions set forth therein, and in all respects was subject to the provisions of the Agreement which are incorporated therein and made a part thereof.

Effective February 5, 2003, the Employer shall be known as Roma Bank and the Prior Plan shall be renamed as the Roma Bank 401(k) Savings Plan in RSI Retirement Trust.

Effective November 1, 2003, the Employer adopted resolutions wherein RSGroup ("RTC") was named successor trustee of all investments under the Plan and the Trust Agreement between the Employer and RTC ("Trust Agreement") was adopted.

Effective November 1, 2003, the Prior Plan is amended and restated in its entirety. The Amended and Restated Plan shall be known as the Roma Bank 401(k) Savings Plan ("Plan"), shall contain the terms and conditions set forth herein, and shall in all respects be subject to the provisions of the Trust Agreement which are incorporated herein and made a part hereof.

The Plan as amended and restated hereunder incorporates a cash or deferred arrangement under Section 401(k) of the Internal Revenue Code of 1986, as amended ("Code").

The Plan shall constitute a profit-sharing plan within the meaning of Section 401(a) of the Code, without regard to current or accumulated profits of the Employer, as provided in Section 401(a)(27) of the Code.

The Plan as amended and restated hereunder is generally effective November 1, 2003, the Restatement Date. However, certain provisions are effective on the earlier date indicated within the Plan. The Plan document complies with all Internal Revenue Service legislation and regulations issued to date addressing tax-qualified plans, including the Uniformed Services Employment and Reemployment Rights Act of 1994, the Uruguay Round Agreements Act, the Small Business Job Protection Act of 1996, the Taxpayer Relief Act of 1997, the Restructuring and Reform Act of 1998 and the Community Renewal Tax Relief Act of 2000 (commonly referred to as GUST II), and "good faith" compliance with the requirements of the Economic Growth and Tax Relief Reconciliation Act of 2001 (EGTRRA), as provided for under Internal Revenue Service Notice 2001-57. In addition, the Plan complies with final regulations under Code Section 401(a)(9).

Subject to any amendments that may subsequently be adopted by the Employer prior to his Termination of Service, the provisions set forth in this Plan shall apply to an Employee who is in the employment of the Employer on or after November 1, 2003. Except to the extent specifically

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                                                                    Introduction
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required  to the  contrary  under the terms of this Plan,  for  terminations  of employment prior to November 1, 2003, the rights and benefits of a former participant shall be determined in accordance with the provisions of the Prior Plan as in effect on the date of the former participant's termination of employment.

The Employer has herein restated the Plan with the intention that (a) the Plan shall at all times be qualified under Section 401(a) of the Code, (b) the Trust Agreement shall be tax-exempt under Section 501(a) of the Code, and (c) Employer contributions under the Plan shall be tax deductible under Section 404 of the Code. The provisions of the Plan and the Trust Agreement shall be construed to effectuate such intentions.

Addendum A addresses EGTRRA.

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                                                                    Articles 1 -
                                                                     Definitions
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                                   ARTICLE I --
                                   DEFINITIONS

The following words and phrases shall have the meanings hereinafter ascribed to them. Those words and phrases which have limited application are defined in the respective Articles in which such terms appear.

1.1 Accounts mean the Before-Tax Contribution Account (including Special Contributions, if any), Matching Contribution Account and Rollover Contribution Account established under the Plan on behalf of an Employee.

1.2 Actual Contribution Percentage means the ratio (expressed as a percentage) of the Matching Contributions under the Plan which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of the dollar limitation, prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. (See Addendum A.)

1.3 Actual Deferral Percentage means the ratio (expressed as a percentage) of the sum of Before-Tax Contributions, and those Qualified Nonelective Contributions taken into account under the Plan for the purpose of determining the Actual Deferral Percentage, which are made on behalf of an Eligible Employee for the Plan Year to such Eligible Employee's compensation (as defined under Section 414(s) of the Code) for the Plan Year. An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of the dollar limitation, prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. (See Addendum A.)

1.4 Affiliated Employer means a member of an affiliated service group (as defined under Section 414(m) of the Code), a controlled group of corporations (as defined under Section 414(b) of the Code), a group of trades or businesses under common control (as defined under Section 414(c) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) providing the services of Leased Employees to the Employer, or any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code.

1.5 Affiliated Service means employment with an employer during the period that such employer is an Affiliated Employer.

1.6 Average Actual Contribution Percentage means the average of the Actual Contribution Percentages of (a) the group comprised of Eligible Employees who are Highly

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                                                                    Article I --
                                                                    Definitions
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         Compensated  Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.7 Average Actual Deferral Percentage means the average of the Actual Deferral Percentages of (a) the group comprised of Eligible Employees who are Highly Compensated Employees or (b) the group comprised of Eligible Employees who are Non-Highly Compensated Employees, whichever is applicable.

1.8 Before-Tax Contribution Account means the separate, individual account established on behalf of a Participant to which Before-Tax Contributions and Special Contributions made on his behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.9      Before-Tax  Contributions  means the contributions of the Employer made
         in   accordance   with  the   Compensation   Reduction   Agreements  of
         Participants pursuant to Section 3.1.

1.10 Beneficiary means any person who is receiving or is eligible to receive a benefit under Section 7.7 of the Plan upon the death of an Employee or former Employee.

1.11 Board means the board of trustees, directors or other governing body of the Sponsoring Employer.

1.12     Code means the Internal Revenue Code of 1986, as amended   from time to
         time.

1.13 Committee means the person or persons appointed by the Employer in accordance with Section 9.2(b).

1.14 Compensation means, an Employee's wages, salary, fees and other amounts defined as compensation in Section 415(c)(3) of the Code and Income Tax Regulations Sections 1.415-2(d)(2) and (3), received for personal services actually rendered in the course of employment with the Employer for the calendar year, prior to any reduction pursuant to a Compensation Reduction Agreement, but excluding bonuses. Compensation shall include commissions, compensation based on profits, overtime, wage continuation payments to an Employee absent due to illness or disability of a short-term nature, the amount of any Employer contributions under a flexible benefits program maintained by the Employer under Section 125 of the Code pursuant to a salary reduction agreement entered into by the Participant under Section 125 of the Code, or under a "qualified transportation fringe" benefit described in
         Section 132(f) of the Code, amounts paid or reimbursed by the Employer for Employee moving expenses (to the extent not deductible by the Employee), and the value of any nonqualified stock option granted to an Employee by the Employer (to the extent includable in gross income for the year granted).

         Compensation does not include contributions made by the Employer to any other pension, deferred compensation, welfare or other employee benefit plan, amounts realized from

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                                                                    Article I --
                                                                    Definitions
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         the exercise of a nonqualified stock option or the sale of a qualified stock option, and other amounts which receive special tax benefits.

         Compensation shall not exceed the amount, prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. (See Addendum A.) For purposes of this Section 1.14, if the Plan Year in which a Participant's Compensation is being made is less than twelve (12) calendar months, the amount of Compensation taken into account for such Plan Year shall be the adjusted amount, as prescribed by the Secretary of the Treasury under Section 401(a)(17) of the Code, for such Plan Year multiplied by a fraction, the numerator of which is the number of months taken into account for such Plan Year and the denominator of which is twelve (12). In determining the dollar limitation hereunder, compensation received from any Affiliated Employer shall be recognized as Compensation.

1.15 Compensation Reduction Agreement means an agreement between the Employer and an Eligible Employee whereby the Eligible Employee agrees to reduce his Compensation during a Plan Year by an amount equal to any whole percentage thereof, to the extent provided in Section 3.1, and the Employer agrees to contribute to the Trust Fund, on behalf of such Eligible Employee, an amount equal to the specified reduction in Compensation.

1.16 Disability means a physical or mental condition which renders the Participant eligible for benefits under the Employer's long term disability plan.

1.17 Early Retirement Date means the first day of any month coincident with or following the Participant's attainment of age fifty-five (55) and the completion of a ten (10) year Period of Service.

1.18     Effective Date means July 1, 1994.

1.19 Eligible Employee means an Employee who is eligible to participate in the Plan pursuant to the provisions of Article II.

1.20     Employee means any person employed by the Employer.

1.21     Employer  means  Roma  Bank  and  any  Participating   Affiliate or any
         successor organization which shall continue to maintain the Plan set forth herein.

1.22     Employer Resolutions means resolutions adopted by the Board.

1.23 Employment Commencement Date means the date on which an Employee first performs an Hour of Service for the Employer upon initial employment or, if applicable, upon reemployment.

1.24 ERISA means the Employee Retirement Income Security Act of 1974, as amended from time to time.

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                                                                    Article I --
                                                                    Definitions
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1.25     Forfeitures means any amounts forfeited pursuant to Section 4.2.

1.26     Hardship means the condition described in Section 7.3.

1.27 Highly Compensated Employee means, an Employee or an employee of an Affiliated Employer who is such an Employee or employee during the Plan Year for which a determination is being made and who:

         (a) during the Plan Year immediately preceding the Plan Year for which a determination is being made received compensation as defined under Section 414(q)(4) of the Code ("Section 414(q) Compensation") from the Employer, in excess of ninety thousand dollars ($90,000) for 2003, adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code, or

         (b) at any time during the Plan Year for which a determination is being made or at any time during the Plan Year immediately preceding the Plan Year for which a determination is being made, was a five-percent owner as described under Section 414(q)(2) of the Code.

         For purposes of subsection (a) above, Section 414(q) Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code, and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125, 132(f)(4) or 457 of the Code.

         Highly Compensated Employee also means a former Employee who (A) incurred a Termination of Service prior to the Plan Year of the determination, (B) is not credited with an Hour of Service during the Plan Year of the determination and (C) satisfied the requirements of subsection (a) or (b) during either the Plan Year of his Termination of Service or any Plan Year ending coincident with or subsequent to the Employee's attainment of age fifty-five (55).

         For purposes of this Section 1.27, if either (aa) the Plan Year for which a determination is being made or (bb) the Plan Year immediately preceding the Plan Year for which a determination is being made, is a short Plan Year, the determination shall be made for the twelve (12) month period which commences on the first day of such short Plan Year.

1.28 Hour of Service means each hour for which an Employee is paid or entitled to be paid by the Employer for the performance of duties.

1.29 Investment Funds means any and all of the Plan investment funds established for the purpose of investing contributions made to the Trust Fund in accordance with the provisions of the Trust Agreement. The property in which contributions to the Investment Funds may be invested shall be specified in the Trust Agreement and the rights of the Trustee shall be established in accordance with the provisions of such Trust Agreement.

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                                                                    Article I --
                                                                    Definitions
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1.31     Leased  Employee means,  any individual  (other than an Employee of the
         Employer or an employee of an Affiliated Employer) who, pursuant to an agreement between the Employer or any Affiliated Employer and any other
         person  ("leasing  organization"),   has  performed  services  for  the
         Employer or any Affiliated Employer on a substantially full-time basis for a period of at least one (1) year, and such services are performed under the primary direction of and control by the Employer or any Affiliated Employer. A determination as to whether a Leased Employee shall be treated as an Employee of the Employer or an Affiliated Employer shall be made as follows: a Leased Employee shall not be considered an Employee of the Employer if: (a) such employee is a
         participant  in  a  money   purchase   pension  plan  providing  (i)  a
         nonintegrated Employer contribution rate of at least ten percent (10%) of compensation, as defined in Section 415(c)(3) of the Code, however, including amounts contributed pursuant to a compensation reduction agreement which are excludable from the employee's gross income under
         Section 125, Section 402(e)(3), Section 402(h)(1)(B) or Section 403(b) of the Code, including elective amounts that are excludable from the gross income of an Employee by reason of Section 132(f)(4) of the Code;
         (ii) immediate plan participation; and (iii) full and immediate vesting; and (b) Leased Employees do not constitute more than twenty percent (20%) of the Employer's Non-Highly Compensated Employees.

1.31 Matching Contribution Account means the separate, individual account established on behalf of a Participant to which the Matching Contributions made on such Participant's behalf are credited, together with all earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.32 Matching Contributions means the contributions made by the Employer pursuant to Section 3.4.

1.33     Named Fiduciaries means the Trustee and the Committee designated by the
         Sponsoring   Employer   to  control  and  manage  the   operation   and
         administration of the Plan.

1.34     Net Value means the value of an Employee's Accounts as determined as of
         the  Valuation  Date  coincident  with or  next  following  the   event
         requiring such determination.

1.35 Non-Highly Compensated Employee means, with respect to a Plan Year, an Employee who is not a Highly Compensated Employee.

1.36 Normal Retirement Age means the later of (a) the date an Employee attains age sixty-five (65) or (b) the date which is five (5) years from the date the Employee is first eligible to participate in the Plan.

1.37 Normal Retirement Date means the first day of the month coincident with or next following the Participant's Normal Retirement Age.

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                                                                    Article I --
                                                                    Definitions
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1.38     One Year  Period of  Severance  means a twelve (12)  consecutive  month period following an Employee's Termination of Service with the Employer during which the Employee did not perform an Hour of Service.

         Notwithstanding the foregoing, if an Employee is absent from employment for maternity or paternity reasons, such absence during the twenty-four
         (24) month period commencing on the first date of such absence shall not constitute a One Year Period of Severance. An absence from employment for maternity or paternity reasons means an absence (a) by reason of pregnancy of the Employee, or (b) by reason of a birth of a child of the Employee, or (c) by reason of the placement of a child with the Employee in connection with the adoption of such child by such Employee, or (d) for purposes of caring for such child for a period beginning immediately following such birth or placement.

1.39 Participant means an Eligible Employee who, in accordance with the provisions of Section 2.3, has elected to participate in the Plan and whose participation in the Plan has not been terminated in accordance with the provisions of Section 2.4.

1.40 Participating Affiliate means any corporation that is a member of a controlled group of corporations (within the meaning of Section 414(b) of the Code) of which the Sponsoring Employer is a member and any unincorporated trade or business that is a member of a group of trades or businesses under common control (within the meaning of Section
         414(c) of the Code) of which the Sponsoring Employer is a member, which, with the prior approval of the Sponsoring Employer and subject to such terms and conditions as may be imposed by such Sponsoring Employer, shall adopt this Plan in accordance with the provisions of
         Section 13.8. Such entity shall continue to be a Participating Affiliate until such entity terminates its participation in the Plan in accordance with Section 13.8.

1.41 Period of Service means a period commencing with an Employee's Employment Commencement Date and ending on the date such Employee first incurs a Termination of Service.

         Notwithstanding the foregoing, the period between the first and second anniversary of the first date of a maternity or paternity absence described under Section 1.38 shall not be included in determining a Period of Service.

         A period during which an individual was not employed by the Employer shall nevertheless be deemed to be a Period of Service if such individual incurred a Termination of Service and:

         (a) such Termination of Service was the result of resignation, discharge or retirement and such individual is reemployed by the Employer within one (1) year after such Termination of Service; or

         (b) such Termination of Service occurred when the individual was otherwise absent for less than one (1) year and he was reemployed by the Employer within one (1) year after the date such absence began.

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
                                                                    Article I --
                                                                    Definitions
--------------------------------------------------------------------------------

         All Periods of Service not disregarded under Sections 2.5 and 4.3 shall be aggregated.

         Wherever used in the Plan, a Period of Service means the quotient obtained by dividing the days in all Periods of Service not disregarded hereunder by three hundred sixty-five (365) and disregarding any fractional remainder.

1.42 Plan means the Roma Bank 401(k) Savings Plan, as herein restated and as it may be amended from time to time.

1.43 Plan Administrator means the person or persons who have been designated as such by the Employer in accordance with the provisions of Section 9.4.

1.44     Plan Year means the calendar year.

1.45 Postponed Retirement Date means the first day of the month coincident with or next following a Participant's date of actual retirement which occurs after his Normal Retirement Date.

1.46 Prior Plan means the Roma Bank 401(k) Savings Plan in RSI Retirement Trust as in effect on the date immediately preceding the Restatement Date.

1.47 Qualified Nonelective Contributions means contributions, other than Matching Contributions, made by the Employer, which (a) Participants may not elect to receive in cash in lieu of their being contributed to the Plan; (b) are one hundred percent (100%) nonforfeitable when made; and (c) are not distributable under the terms of the Plan to Participants or their Beneficiaries until the earliest of:

         (i) the Participant's death, Disability or separation from service for other reasons;

         (ii) the Participant's attainment of age fifty-nine and one-half (59-1/2); or

         (iii) termination of the Plan.

         Special   Contributions   defined  under  Section  1.52  are  Qualified
         Nonelective Contributions.

1.48     Restatement Date means November 1, 2003.

1.49 Retirement Date means the Participant's Normal Retirement Date, Early Retirement Date or Postponed Retirement Date, whichever is applicable.

1.50 Rollover Contribution means (a) a contribution to the Plan of money received by an Employee from a qualified plan or (b) a contribution to the Plan of money transferred directly from another qualified plan on behalf of the Employee, which the Code permits to be rolled over into the Plan. (See Addendum A.)

1.51     Rollover  Contribution  Account means the separate,  individual account
         established   on  behalf  of  an   Employee   to  which  his   Rollover
         Contributions  are credited together with all

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704                                 9                                  Roma Bank

                                                                    Article I --
                                                                    Definitions
--------------------------------------------------------------------------------

          earnings and appreciation thereon, and against which are charged any withdrawals, loans and other distributions made from such account and any losses, depreciation or expenses allocable to amounts credited to such account.

1.52     Special  Contributions  means the  contributions  made by the  Employer
         pursuant  to  Section  3.5.   Special   Contributions   are   Qualified
         Nonelective Contributions as defined under Section 1.47.

1.53 Sponsoring Employer means Roma Bank, or any successor organization which shall continue to maintain the Plan set forth herein.

1.54 Spouse means a person to whom the Employee was legally married and which marriage had not been dissolved by formal divorce proceedings that had been completed prior to the date on which payments to the Employee are scheduled to commence.

1.55 Termination of Service means the earlier of (a) the date on which an Employee's service is terminated by reason of his resignation, retirement, discharge, death or Disability or (b) the first anniversary of the date on which such Employee's active service ceases for any other reason.

         Service in the Armed Forces of the United States of America shall not constitute a Termination of Service but shall be considered to be a period of employment by the Employer provided that (i) such military service is caused by war or other emergency or the Employee is required to serve under the laws of conscription in time of peace, (ii) the Employee returns to employment with the Employer within six (6) months following discharge from such military service and (iii) such Employee is reemployed by the Employer at a time when the Employee had a right to reemployment at his former position or substantially similar position upon separation from such military duty in accordance with seniority rights as protected under the laws of the United States of America. Notwithstanding any provision of the Plan to the contrary, contributions, benefits and calculation of Periods of Service with respect to qualified military service will be provided in accordance with Section 414(u) of the Code.

         A leave of absence granted to an Employee by the Employer shall not constitute a Termination of Service provided that the Participant returns to the active service of the Employer at the expiration of any such period for which leave has been granted.

         Notwithstanding the foregoing, an Employee who is absent from service with the Employer beyond the first anniversary of the first date of his absence for maternity or paternity reasons set forth in Section 1.39 shall incur a Termination of Service for purposes of the Plan on the second anniversary of the date of such absence.

1.56 Trust Agreement means the agreement or agreements between the Employer and any Trustee pursuant to which the Trust Fund shall be held in trust.

1.57     Trust Fund means the Plan  assets  held in  accordance  with the  Trust
         Agreement.

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704                                 11                                 Roma Bank

                                                                    Article I --
                                                                    Definitions
--------------------------------------------------------------------------------

1.58     Trust  Fund  Units  means  the  units  of  measure  of  an   Employee's
         proportionate undivided beneficial interest in one or more of the Investment Funds, valued as of the close of business.

1.59 Trustee means the RSGroup Trust Company, Portland, Maine, or any successor trustee of the Plan.

1.60     Valuation Date means each business day.

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704                                 12                                 Roma Bank

                                                                   Article II --
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

                                  ARTICLE II --
                          ELIGIBILITY AND PARTICIPATION

2.1      Eligibility

         (a) Every Employee who was a Participant in the Prior Plan immediately prior to the Restatement Date shall continue to be a Participant on the Restatement Date.

         (b)      Every other  Employee who is not excluded under the provisions
                  of  Section  2.2  shall  become  an  Eligible   Employee  upon
                  satisfying all of the following conditions:

                  (i)   completion of a Period of Service of one (1) year;

                  (ii)  attainment of age twenty-one (21); and

                  (iii) classification as a salaried Employee.

         (b) For purposes of determining (i) if an Employee completed a Period of Service of one (1) year and (ii) Periods of Service pursuant to Section 2.5, employment with an Affiliated Employer shall be deemed employment with the Employer.

         (c)      An Employee who otherwise  satisfies the  requirements of this
                  Section 2.1 and who is no longer excluded under the provisions of Section 2.2 shall immediately become an Eligible Employee.

2.2      Ineligible Employees

         The following classes of Employees are ineligible to participate in the
         Plan:

         (a) Employees compensated on an hourly basis or exclusively on a commission basis;

         (b)      Leased Employees;

         (c) Employees in a unit of Employees covered by a collective bargaining agreement with the Employer pursuant to which employee benefits were the subject of good faith bargaining and which agreement does not expressly provide that Employees of such unit be covered under the Plan;

         (d) Owner-Employees. For purposes of this Section 2.2(d), Owner-Employee means an individual who is a sole proprietor or who is a partner owning more than ten percent (10%) of either the capital or profits interest of a partnership which adopted the Plan.

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704                                     12                             Roma Bank

                                                                   Article II --
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

2.3      Participation

         Participation in the Plan is voluntary with respect to an election for Before-Tax Contributions. An Eligible Employee may elect to make Before-Tax Contributions in accordance with Section 3.1, as of the first day of any payroll period of any calendar month following satisfaction of the eligibility requirements set forth in Section 2.1. In addition, an Eligible Employee will participate in the Plan upon satisfaction of the eligibility requirements set forth in Section 2.1, with respect to eligibility for Special Contributions in accordance with Section 3.5.

         An election for Before-Tax Contributions shall be evidenced by completing and filing the form prescribed by the Committee not less than ten (10) days prior to the date participation is to commence. Such form shall include, but not be limited to, a Compensation Reduction Agreement, a designation of Beneficiary, and an investment direction as described in Section 6.1. By completing and filing such form, the
         Eligible  Employee  authorizes  the  Employer  to make  the  applicable payroll deductions from Compensation, commencing on the first applicable payday coincident with or next following the effective date of the Eligible Employee's election to participate. In the case of Special Contributions, a Participant shall complete a form prescribed by the Committee, designating a Beneficiary and an investment direction as described in Section 6.1.

2.4      Termination of Participation

         Participation in the Plan shall terminate on the earlier of the date a Participant dies or the entire vested interest in the Net Value of such Participant's Accounts has been distributed.

2.5      Eligibility upon Reemployment

         If an Employee incurs a One Year Period of Severance prior to satisfying the eligibility requirements of Section 2.1, service prior to such One Year Period of Severance shall be disregarded and such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee.

         If an Employee incurs a One Year Period of Severance after satisfying the eligibility requirements of Section 2.1 and:

         (a) if such Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to a One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (i) five (5) years or
                  (ii) the aggregate number of such Employee's Periods of Service credited before his One Year Period of Severance. If such former Employee's Periods of Service prior to his One Year Period of Severance are recredited under this Section 2.5, such former Employee shall be eligible to participate immediately upon reemployment, provided such Employee is not

--------------------------------------------------------------------------------
704                                     13                             Roma Bank

                                                                   Article II --
                                                   Eligibility and Participation
--------------------------------------------------------------------------------

                  excluded  from  participating  under the provisions of Section
                  2.2. If such former Employee's Periods of Service prior to his One Year Period of Severance are not recredited under this Section 2.5, such Employee must satisfy the eligibility requirements of Section 2.1 as a new Employee;

         (b) if such Employee is vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, the Employee shall receive credit for Periods of Service prior to his One Year Period of Severance and shall be eligible to participate in the Plan immediately upon reemployment, provided such Employee is not excluded from participating under the provisions of Section 2.2.

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704                                     14                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                                 ARTICLE III --
                 CONTRIBUTIONS AND LIMITATIONS ON CONTRIBUTIONS

3.1      Before-Tax Contributions

         The Employer shall make Before-Tax Contributions for each Plan Year in an amount equal to the amount by which a Participant's Compensation has been reduced with respect to such year under his Compensation Reduction Agreement. Subject to the limitations set forth in Sections 3.2 and 3.11, the amount of reduction authorized by the Eligible Employee shall be whole percentages and/or fractions thereof of Compensation and shall not be less than one percent (1%) nor greater than twenty-five percent (25%). The Before-Tax Contributions made on behalf of a Participant shall be credited to such Participant's Before-Tax Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.2      Limitation on Before-Tax Contributions

         (a) The percentage of Before-Tax Contributions made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Deferral Percentage for the group of such Highly Compensated Employees for the Plan Year does not exceed the greater of:

                  (i) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

                  (ii) the Average Actual Deferral Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2); provided, that the difference in the Average Actual Deferral Percentage for eligible Highly Compensated Employees and eligible Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.

                  The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.

                  The above subsections (i) and (ii) shall be subject to the distribution provisions of the last paragraph of Section 3.10(f).

--------------------------------------------------------------------------------
704                                     15                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                  If the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Before-Tax Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined), the highest Before-Tax Contributions made by Highly Compensated Employees until the Average Actual Deferral Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Before-Tax Contribution of the Highly Compensated Employee with the highest Before-Tax Contribution amount to the extent required to:

                  (A)      enable  the  Average   Actual   Deferral   Percentage
                           limitations to be met; or

                  (B) cause such Highly Compensated Employee's Before-Tax Contribution amount to equal the of the Highly Compensated Employee with the next highest Before-Tax Contribution amount by distribution of such excess Before-Tax Contributions, as described below, to the Highly Compensated Employee, whose Before-Tax Contributions equal the highest dollar amount, and repeating such process until the Average Actual Deferral Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Deferral Percentage limitations.

                  If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under Section 3.7, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than two and one-half (2-1/2) months after the close of such Plan Year.

                  If Before-Tax Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any Matching Contributions, including any earnings thereon as determined under Section 3.7, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under
                  Section 4.2.

                  In the  event  that the Plan  satisfies  the  requirements  of
                  Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(k), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.2 shall be applied by determining the Actual Deferral Percentages of Eligible Employees as if all such plans were a single plan.

                  If any Highly Compensated Employee is a Participant in two (2) or more cash or deferred arrangements of the Employer, for purposes of determining the Actual

--------------------------------------------------------------------------------
704                                     16                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                    Deferral Percentage with respect to such Highly Compensated Employee, all cash or deferred arrangements shall be treated as one (1) cash or deferred arrangement.

         (b) Before-Tax Contributions under this Plan, and elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer made on behalf of any Participant shall not exceed twelve thousand dollars ($12,000). (See Addendum A.) For Plan Years commencing after December 31, 2003, Before-Tax Contributions under this Plan, and any elective deferrals (as defined under Section 402(g) of the Code) under all other plans, contracts or arrangements of the Employer shall be further adjusted as prescribed by the Secretary of the Treasury under Section 415(d) of the Code. This Section 3.2(b) shall be subject to the distribution provisions of the last paragraph of Section 3.10(f).

         (c) If Before-Tax Contributions made on behalf of a Participant during any Plan Year exceed the dollar limitation set forth in subsection (b), such contributions, including any earnings thereon as determined under Section 3.7, shall be characterized as Compensation payable to the Participant and shall be paid to the Participant from his Before-Tax Contribution Account no later than April 15th of the calendar year following the close of such Plan Year.

                  If Before-Tax Contributions during any Plan Year exceed the maximum dollar amount applicable to a Participant as set forth in subsection (b), any Matching Contributions, including any earnings thereon as determined under Section 3.7, that are attributable to Before-Tax Contributions which are returned to the Participant as provided hereunder, shall be treated as Forfeitures under Section 4.2.

         (d) Subject to the requirements of Sections 401(a) and 401(k) of the Code, the maximum amounts under subsections (a) and (b) may differ in amount or percentage as between individual Participants or classes of Participants, and any Compensation Reduction Agreement may be terminated, amended, or suspended without the consent of any such Participant or Participants in order to comply with the provisions of such subsections (a) and (b).

3.3      Changes in Before-Tax Contributions

         Unless (a) an election is made to the contrary, or (b) a Participant receives a Hardship distribution pursuant to Section 7.3(c)(iii), the percentage of Before-Tax Contributions made under Section 3.1 shall continue in effect so long as the Participant has a Compensation Reduction Agreement in force. A Participant may, by completing the applicable form, prospectively increase or decrease the rate of Before-Tax Contributions made on his behalf to any of the percentages authorized under Section 3.1 or suspend Before-Tax Contributions without withdrawing from participation in the Plan. Such form must be filed at least ten (10) days prior to the first day of the payroll period with respect to which such change is to become effective. A Participant who has Before-Tax

--------------------------------------------------------------------------------
704                                     17                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

         Contributions made on his behalf suspended may resume such contributions by completing and filing the applicable form. Not more often than once during any calendar quarter may an election be made which would prospectively increase, decrease, suspend or resume
         Before-Tax Contributions made on behalf of a Participant. A Participant may terminate his Before-Tax Contributions at any time.

         Prior to January 1, 2002, notwithstanding the foregoing, a Participant who received a Hardship distribution pursuant to Section 7.3(c)(iii) shall have his Compensation Reduction Agreement deemed null and void and all Before-Tax Contributions made on behalf of such Participant shall be suspended until the later to occur of: (i) twelve (12) months after receipt of the Hardship distribution and (ii) the first payroll period which occurs ten (10) days following the completion and filing of a Compensation Reduction Agreement authorizing the resumption of Before-Tax Contributions to be made on his behalf. Before-Tax Contributions following a Hardship distribution made pursuant to
         Section 7.3(c)(iii) shall be subject to the following limitations:

         (A) Before-Tax Contributions for the Participant's taxable year immediately following the taxable year of the Hardship distribution  shall not  exceed  the  applicable  limit  under
                  Section 402(g) of the Code for such next taxable year less the amount of such Participant's Before-Tax Contributions for the taxable year of the Hardship distribution; and

         (B) the percentage of Before-Tax Contributions for the twelve (12) month period following the mandatory twelve (12) month suspension period shall not exceed the percentage of Before-Tax Contributions made on behalf of the Participant as set forth in the last Compensation Reduction Agreement in effect prior to the Hardship distribution.

         Before-Tax Contributions based on Compensation for the period during which such contributions had been suspended or decreased may not be made up at a later date. (See Addendum A.)

3.4      Matching Contributions

         (a) The Employer shall make contributions on behalf of each Participant with a Compensation Reduction Agreement, in an amount equal to fifty percent (50%) of the first six percent (6%) of such Participant's Before-Tax Contributions during each Plan Year.

         (b)      Matching  Contributions shall be credited to the Participant's
                  Matching   Contribution  Account  and  shall  be  invested  in
                  accordance with Article VI of the Plan.

         (c) If a Participant terminates his Before-Tax Contributions, Matching Contributions attributable to such contributions will also cease. If Before-Tax Contributions are suspended, the Matching Contributions attributable to such contributions will be

--------------------------------------------------------------------------------
704                                     18                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                  suspended for the same period. Subject to the limitations set forth in subsection (a), if Before-Tax Contributions are increased or decreased, Matching Contributions attributable to such contributions will be increased or decreased during the same period. Matching Contributions for the period during which Before-Tax Contributions had been suspended or decreased may not be made up at a later date.

         (d) Matching Contributions may be reviewed and modified by the Employer's Board, from time to time.

3.5      Special Contributions

         In  addition  to any other  contributions,  the  Employer  may,  in its discretion, make Special Contributions for a Plan Year to the Before-Tax Contribution Account of any Eligible Employees. Such Special Contributions may be limited to the amount necessary to insure that the Plan complies with the requirements of Section 401(k) of the Code. The Special Contributions made on behalf of a Participant shall be invested in accordance with Article VI of the Plan.

         The Employer may provide that Special Contributions be made only on behalf of each Eligible Employee who is a Non-Highly Compensated Employee on the last day of the Plan Year. Such Special Contributions shall be allocated in proportion to each such Eligible Employee's Compensation for the Plan Year.

         Any other provision of the Plan to the contrary notwithstanding, no Matching Contributions shall be made with respect to any Special Contributions.

3.6      Limitation on Matching Contributions

         The Actual Contribution Percentage made on behalf of a Participant who is a Highly Compensated Employee shall be limited so that the Average Actual Contribution Percentage for the group of such Highly Compensated Employees for the Plan Year shall not exceed the greater of:

         (a) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year multiplied by 1.25; or

         (b) the Average Actual Contribution Percentage for the group of Eligible Employees who were Non-Highly Compensated Employees for the preceding Plan Year, multiplied by two (2); provided, that the difference in the Average Actual Contribution Percentage for Highly Compensated Employees and Non-Highly Compensated Employees does not exceed two percent (2%). Use of this alternative limitation shall be subject to the provisions of Income Tax Regulations issued under Code Section 401(m)(9) regarding the multiple use of the alternative limitation set forth in Sections 401(k) and 401(m) of the Code.

--------------------------------------------------------------------------------
704                                     19                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

         The preceding Plan Year testing method can only be modified if the Plan meets the requirements for changing to current Plan Year testing as set forth in Internal Revenue Service Notice 98-1, or any successor future guidance issued by the Internal Revenue Service.

         The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.10(f). The above subsections (a) and (b) shall be subject to the distribution provisions of the last paragraph of Section 3.10(f).

         If the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees exceeds the limitations set forth in the preceding paragraph, the amount of excess Matching Contributions for a Highly Compensated Employee shall be determined by "leveling" (as hereafter defined) the highest Matching Contributions until the Average Actual Contribution Percentage test for the group of eligible Highly Compensated Employees complies with such limitations. For purposes of this paragraph, "leveling" means reducing the Matching Contributions made on behalf of the Highly Compensated Employee with the highest Matching Contribution amount to the extent required to:

         (i) enable the Average Actual Contribution Percentage limitations to be met; or

         (ii) cause such Highly Compensated Employee's Matching Contribution amount to equal the dollar amount of the Matching Contribution made on behalf of the Highly Compensated Employee with the next highest Matching Contribution amount, and repeating such process until the Average Actual Contribution Percentage for the group of eligible Highly Compensated Employees complies with the Average Actual Contribution Percentage limitations.

         If Matching Contributions during any Plan Year exceed the maximum amount applicable to a Participant as set forth above, any such contributions, including any earnings thereon as determined under
         Section 3.7, shall, whether or not vested, be treated as Forfeitures under Section 4.2.

         In the event that the Plan satisfies the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with one or more other plans, or if one or more other plans satisfy the requirements of Section 401(m), 401(a)(4) or 410(b) of the Code only if aggregated with the Plan, then this Section 3.6 shall be applied by determining the Actual Contribution Percentages of Eligible Employees as if all such plans were a single plan.

         If any Highly Compensated Employee is a Participant in two (2) or more plans of the Employer, for purposes of determining the Actual
         Contribution Percentage with respect to such Highly Compensated Employee, all such plans shall be treated as one (1) plan.

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                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

3.7      Interest on Excess Contributions

         In the event Before-Tax Contributions and/or Matching Contributions made on behalf of a Participant during a Plan Year exceed the maximum allowable amount as described in Section 3.2(a), 3.2(b) or 3.6 ("Excess Contributions") and such Excess Contributions and earnings thereon are payable to the Participant under the applicable provisions of the Plan, earnings on such Excess Contributions for the period commencing with the first day of the Plan Year in which the Excess Contributions were made and ending with the date of payment to the Participant ("Allocation Period") shall be determined in accordance with the provisions of this Section 3.7.

         The earnings allocable to excess Before-Tax Contributions for an Allocation Period shall be equal to the sum of (a) plus (b) where (a) and (b) are determined as follows:

         (a) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions for the Plan Year, and the denominator of which is the sum of (i) the Net Value of the Participant's Before-Tax Contribution Account as of the last day of the immediately preceding Plan Year and (ii) the contributions (including the Excess Contributions) made to the Before-Tax Contribution Account on the Participant's behalf during such Plan Year.

         (b) The amount of earnings attributable to the Participant's Before-Tax Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Before-Tax Contributions and Special Contributions made to the Before-Tax Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Before-Tax Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

         The  earnings  allocable  to  excess  Matching   Contributions  for  an
         Allocation Period shall be equal to the sum of (A) and (B) where (A) and (B) are determined as follows:

         (A) The amount of earnings attributable to the Participant's Matching Contribution Account for the Plan Year multiplied by a fraction, the numerator of which is the excess Matching Contributions for the Plan Year, and the denominator of which is the sum of (I) the Net Value of the Participant's Matching Contribution Account as of the last day of the immediately preceding Plan Year and (II) the contributions (including the Excess Contributions) made to the Matching Contribution Account on the Participant's behalf during such Plan Year.

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
                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

         (B) The amount of earnings attributable to the Participant's Matching Contribution Account for the period commencing with the first day of the Plan Year in which payment is made to the Participant and ending with the date of payment to the Participant multiplied by a fraction, the numerator of which is the excess Matching Contributions made to the Matching Contribution Account on the Participant's behalf during the Plan Year immediately preceding the Plan Year in which the payment is made to the Participant, and the denominator of which is the Net Value of the Participant's Matching Contribution Account on the first day of the Plan Year in which the payment is made to the Participant.

3.8      Payment of Contributions

         As soon as possible after each payroll period, but not less often than once a month, the Employer shall deliver to the Trustee: (a) the Before-Tax Contributions required to be made to the Trust Fund during such payroll period under the applicable Compensation Reduction Agreements, and (b) the amount of all Matching Contributions required to be made to the Trust Fund for such payroll period.

         Special Contributions shall be forwarded by the Employer to the Trustee no later than the time for filing the Employer's federal income tax return, plus any extensions thereon, for the Plan Year to which they are attributable.

3.9      Rollover Contributions

         Subject to such terms and conditions as may from time to time be established by the Committee and the Trustee, an Employee, whether or not a Participant, may contribute a Rollover Contribution to the Trust Fund; provided, however, that such Employee shall submit a written certification, in form and substance satisfactory to the Committee, that the contribution qualifies as a Rollover Contribution. The Committee shall be entitled to rely on such certification and shall accept the contribution on behalf of the Trustee. Rollover Contributions shall be credited to an Employee's Rollover Contribution Account and shall be invested in accordance with Article VI of the Plan.

3.10     Section 415 Limits on Contributions

         (a) For purposes of this Section 3.10, the following terms and phrases shall have the meanings hereafter ascribed to them:

                  (i) "Annual Additions" shall mean the sum of the following amounts credited to a Participant's Accounts for the Limitation Year: (A) Employer contributions, including Before-Tax Contributions and Matching Contributions; (B) any other Employee contributions;
                          (C) forfeitures; and (D) (1) amounts allocated to an individual medical account, as defined in Section 415(l)(2) of the Code, which is part of a pension or annuity plan maintained by the Employer and (2) amounts derived from contributions, paid or accrued, which are attributable to post-retirement medical benefits

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704                                     22                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------


                          allocated to the separate account of a key employee, as defined in Section 419A(d)(3) of the Code, under a welfare benefit fund as defined in Section 419(e) of the Code, maintained by the Employer are treated as Annual Additions. Annual Additions include the following contributions credited to a Participant's Accounts for the Limitation Year, regardless of whether such contributions have been distributed to the Participant:

                           (I) Before-Tax Contributions which exceed the limitations set forth in Section 3.2(a);

                           (II) Before-Tax Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.2(b); and

                           (III) Matching Contributions made on behalf of a Highly Compensated Employee which exceed the limitations set forth in Section 3.6.

                  (ii) "Current Accrued Benefit" shall mean a Participant's annual accrued benefit under a defined benefit plan, determined in accordance with the meaning of Section 415(b)(2) of the Code, as if the Participant had separated from service as of the close of the last Limitation Year beginning before January 1, 1987. In determining the amount of a Participant's Current Accrued Benefit, the following shall be disregarded:

                           (A) any change in the terms and conditions of the defined benefit plan after May 5, 1986; and

                           (B) any cost of living adjustment occurring after May 5, 1986.

                  (iii)    "Defined   Benefit  Plan" and  "Defined  Contribution
                           Plan" shall have the meanings set forth in Section 415(k) of the Code.

                  (iv)     "Limitation Year" shall mean the calendar year.

                  (v) "Section 415 Compensation" shall be a Participant's remuneration as defined in Income Tax Regulations Sections 1.415-2(d)(2), (3) and (6). For purposes of this Section, effective for Plan Years commencing after December 31, 1997, Section 415 Compensation shall include (A) any elective deferral (as defined in Section 402(g)(3) of the Code), and (B) any amount which is contributed or deferred by the Employer at the election of the Employee and which is not includable in the gross income of the Employee by reason of Section 125 or 457 of the Code.

                           For purposes of this Section 3.10(a)(v), effective for Limitation Years commencing on or after January 1, 1998, for purposes of applying the Limitations described in this Section 3.10, compensation paid or made available during such Limitation Years shall include elective amounts that

--------------------------------------------------------------------------------
704                                     23                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                           are not includable in the gross income of an Employee by reason of Section 132(f)(4) of the Code.

         (b) For purposes of applying the Section 415 limitations, the Employer and all members of a controlled group of corporations (as defined under Section 414(b) of the Code as modified by Section 415(h) of the Code), all commonly controlled trades or businesses (as defined under Section 414(c) of the Code as modified by Section 415(h) of the Code), all affiliated service groups (as defined under Section 414(m) of the Code) of which the Employer is a member, any leasing organization (as defined under Section 414(n) of the Code) that employs any person who is considered an Employee under Section 414(n) of the Code and any other group provided for under any and all Income Tax Regulations promulgated by the Secretary of the Treasury under Section 414(o) of the Code, shall be treated as a single employer.

         (c) If the Employer maintains more than one qualified Defined Contribution Plan on behalf of its Employees, such plans shall be treated as one Defined Contribution Plan for purposes of applying the Section 415 limitations of the Code.

         (d) Prior to January 1, 2002, notwithstanding anything contained in the Plan to the contrary, in no event shall the Annual Additions to a Participant's Accounts for a Limitation Year exceed the lesser of:

                  (i) thirty thousand dollars ($30,000), and with respect to a Limitation Year commencing on and after January 1, 1995, as adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under
                           Section 415(d) of the Code; or

                  (ii)     twenty-five   percent  (25%)  of  the   Participant's
                           Section 415 Compensation for such Limitation Year. For purposes of this subsection (d)(ii), Section 415 Compensation shall not include (A) any contribution for medical benefits within the meaning of Section 419A(f)(2) of the Code after separation from service, which is otherwise treated as an Annual Addition, and
                           (B) any amount otherwise treated as an Annual Addition under Section 415(1)(1) of the Code. (See Addendum A.)

         (e) If, as a result of the allocation of forfeitures, a reasonable error in estimating a Participant's annual Compensation, a reasonable error in determining the amount of elective deferrals that may be made with respect to any Participant, or as otherwise permitted by the Internal Revenue Service, the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitation set forth in subsection (d) above during the Limitation Year, any or all of the following contributions on behalf of such Participant shall be immediately adjusted to that amount which will result in such Annual Additions not exceeding the limitation set forth in subsection (d):

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704                                     24                             Roma Bank

                                                                  Article III --
                                  Contributions and Limitations on Contributions
--------------------------------------------------------------------------------

                  (i) Before-Tax Contributions;

                  (ii) Special Contributions; and

                  (iii) Matching Contributions.

         (f) If the Annual Additions to a Participant's Accounts for a Limitation Year exceed the limitations set forth in subsection
                  (d) above at the end of a Limitation Year, such excess amounts shall not be treated as Annual Additions in such Limitation Year but shall instead be treated in accordance with the following:

                  (i)      such  excess  amounts  shall  be  used  to reduce the
                           Before-Tax Contributions, Matching Contributions and/or Special Contributions to be made on behalf of such Participant in the succeeding Limitation Year, provided that such Participant is an Eligible Employee during such succeeding Limitation Year. If such Participant is not an Eligible Employee or ceases to be an Eligible Employee during such succeeding Limitation Year, any remaining excess amounts from the preceding Limitation Year shall be allocated during such succeeding Limitation Year to each Participant then actively participating in the Plan. Such allocation shall be in proportion to the Before-Tax Contributions made to date on his behalf for such Limitation Year, or the prior Limitation Year with respect to an allocation as of the beginning of a Limitation Year, before any other contributions are made in such succeeding Limitation Year; or

                  (ii)     such   excess   amounts   may  be   reduced   by  the
                           distribution   of   such   Participant's   Before-Tax
                           Contributions to such Participant.

                  The Employer will, at the end of the Limitation Year in which such excess amounts were made, choose the manner in which to treat such excess amounts on a uniform and nondiscriminatory basis on behalf of all affected Participants. If such excess amounts are reduced by the distribution described in subsection (ii), the amounts of such distribution shall not be taken into account for purposes of Sections 3.2(a)(i) and
                  (ii),  3.6(a) and (b), or in  determining  the  limitation  in
                  Section 3.2(b). In addition, any Matching Contributions attributable to such amounts shall constitute Forfeitures as described in Section 4.2.

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704                                     25                             Roma Bank

                                                                   Article IV --
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

                                  ARTICLE IV --
                             VESTING AND FORFEITURES

4.1      Vesting

         (a) An Employee shall always be fully vested in the Net Value of his Before-Tax Contribution Account and the Net Value of his Rollover Contribution Account.

         (b) A Participant shall become fully vested in the Net Value of his Matching Contribution Account upon the earlier of such Participant's (i) Normal Retirement Age or (ii) termination of employment by reason of death, Disability or reaching his Retirement Date.

         (c) A Participant who is not fully vested under subsection (b) shall be vested in the Net Value of his Matching Contribution Account in accordance with the following schedule:

                                                                 Vested
                              Period of Service                Percentage
                              -----------------                ----------
                        Less than 1 year                            0%
                        1 year but less than 2 years               20%
                        2 years but less than 3 years              40%
                        3 years but less than 4 years              60%
                        4 years but less than 5 years              80%
                        5 or more years                           100%

                  For purposes of determining a Participant's Period of Service under this subsection (c) and under Section 4.3, employment with an Affiliated Employer shall be deemed employment with the Employer.

                  For purposes of determining a Participant's vested percentage of the Net Value of his Matching Contribution Account, all Periods of Service shall be included except Periods of Service prior to an Employee's attainment of age eighteen (18).

         (d)      The   vested    Net   Value  of  a   Participant's    Matching
                  Contribution Account shall be determined as follows:

                  (i) the Participant's Matching Contribution Account shall first be increased to include that portion of such Account which had been borrowed in accordance with
                           Article VIII and is outstanding on the date of this determination;

                  (ii) the applicable vested percentage determined in accordance with subsection (c) shall then be applied to such Account as determined in accordance with clause (i);

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704                                     26                             Roma Bank

                                                                   Article IV --
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

                  (iii) the amount determined in accordance with clause (ii) shall then be reduced by that portion of such Account which had been borrowed in accordance with Article VIII and is outstanding on the date of this determination.

4.2      Forfeitures

         If a Participant who is not fully vested in the Net Value of his Accounts terminates employment, the Trust Fund Units representing the nonvested portion of his Accounts shall constitute Forfeitures. Forfeitures shall be treated as Matching Contributions and shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

         With respect to a Participant's Matching Contribution Account, anything in Section 4.1 to the contrary notwithstanding, any Matching Contribution forfeited in accordance with the sixth paragraph of
         Section 3.2(a), the second paragraph of Section 3.2(c), the fifth paragraph of Section 3.6 or the second paragraph of Section 3.10(f), shall be applied to reduce the amount of subsequent Matching Contributions otherwise required to be made.

         If a former Participant who is not fully vested in the Net Value of his Accounts receives a distribution of his vested interest in the Net Value of his Accounts and is subsequently reemployed by the Employer prior to incurring five (5) consecutive One Year Periods of Severance, he shall have the Net Value of his Accounts as of the date he previously terminated employment reinstated provided he repays the full amount of his distribution before the end of the five (5) consecutive One Year Periods of Severance commencing with the date of distribution. The reinstated amount shall be unadjusted by any gains or losses occurring subsequent to the Participant's termination of employment and prior to repayment of such distribution. Any forfeited amounts required to be reinstated hereunder shall be made by an additional Employer contribution for such Plan Year. If such former Participant does not repay the full amount of his distribution before the end of the five
         (5) consecutive One Year Periods of Severance commencing with the date of distribution, the Net Value of his Accounts as of the date he previously terminated employment shall not be reinstated.

         If a former Participant who is not fully vested in the Net Value of his Accounts elects to defer distribution of his vested account interest, the nonvested portion of such former Participant's Account shall be forfeited as of the date of his Termination of Service; provided, however, that if such former Participant is reemployed before incurring five (5) consecutive One Year Periods of Severance, the nonvested portion of his Accounts shall be reinstated in its entirety, unadjusted by any gains or losses occurring subsequent to the distribution.

4.3      Vesting upon Reemployment

         (a) For purposes of this Section 4.3, "Period of Service" means an Employee's Period of Service determined in accordance with
                  Section 4.1(c).

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704                                     27                             Roma Bank

                                                                   Article IV --
                                                         Vesting and Forfeitures
--------------------------------------------------------------------------------

         (b) For the purpose of determining a Participant's vested interest in the Net Value of his Matching Contribution Account:

                  (i) if an Employee is not vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Employee shall receive credit for his Periods of Service prior to his One Year Period of Severance only if the number of consecutive One Year Periods of Severance is less than the greater of: (A) five (5) years or
                           (B) the aggregate number of his Periods of Service credited before his One Year Period of Severance.

                  (ii) if a Participant is partially vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for his Periods of Service prior to his One Year Period of Severance; provided, however, that after five (5) consecutive One Year Periods of Severance, a former Participant's vested interest in the Net Value of the Matching Contribution Account attributable to Periods of Service prior to his One Year Period of Severance shall not be increased as a result of his Periods of Service following his reemployment date.

                  (iii) if a Participant is fully vested in any Matching Contributions, incurs a One Year Period of Severance and again performs an Hour of Service, such Participant shall receive credit for all his Periods of Service prior to his One Year Period of Severance.

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704                                     28                             Roma Bank

                                                                    Article V --
                                                 Trust Fund and Investment Funds
--------------------------------------------------------------------------------

                                  ARTICLE V --
                         TRUST FUND AND INVESTMENT FUNDS

5.1      Trust Fund

         The Employer has adopted the Trust Agreement as the funding vehicle with respect to the Investment Funds.

         All contributions forwarded by the Employer to the Trustee pursuant to the Trust Agreement shall be held by the Trustee in trust and shall be invested as provided in Article VI and in accordance with the terms and provisions of the Trust Agreement.

         All assets of the Plan shall be held for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits. No part of the corpus or income of the Trust Fund shall be used for, or diverted to, purposes other than for the exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits and for defraying reasonable administrative expenses of the Plan and Trust Fund. No person shall have any interest in or right to any part of the earnings of the Trust Fund, or any rights in, to or under the Trust Fund or any part of its assets, except to the extent expressly provided in the Plan.

         The Trustee shall invest and reinvest the Trust Fund, and the income therefrom, without distinction between principal and income, in accordance with the terms and provisions of the Trust Agreement. The Trustee may maintain such part of the Trust Fund in cash uninvested as it shall deem necessary or desirable. The Trustee shall be the owner of and have title to all the assets of the Trust Fund and shall have full power to manage the same, except as otherwise specifically provided in the Trust Agreement.

5.2      Interim Investments

         The Trustee may temporarily invest any amounts designated for investment in any of the Investment Funds of the Trust Fund identified herein in the Investment Fund which provides for a stable investment return, as determined by the Trustee and retain the value of such contributions therein pending the allocation of such values to the Investment Funds designated for investment.

5.3      Account Values

         The Net Value of the Accounts of an Employee means the sum of the total Net Value of each Account maintained on behalf of the Employee in the Trust Fund as determined as of the Valuation Date coincident with or next following the event requiring the determination of such Net Value. The assets of any Account shall consist of the Trust Fund Units credited to such Account. The Trust Fund Units shall be valued from time to time by the Trustee in accordance with the Trust Agreement, but not less often than monthly. On the basis of such valuations, each Employee's Accounts shall be adjusted to

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
                                                                    Article V --
                                                 Trust Fund and Investment Funds
--------------------------------------------------------------------------------

         reflect the effect of income collected and accrued, realized and unrealized profits and losses, expenses and all other transactions during the period ending on the applicable Valuation Date.

         Upon receipt by the Trustee of Before-Tax Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special
         Contributions, such contributions shall be applied to purchase Trust Fund Units for such Employee's Account, using the value of such Trust Fund Units as of the close of business on the date received. Whenever a distribution or withdrawal is made to a Participant, Beneficiary or other person entitled to benefits, the appropriate number of Trust Fund Units credited to such Employee shall be reduced accordingly and each such distribution or withdrawal shall be charged against the Trust Fund Units of the Investment Funds of such Employee pro rata according to their respective values.


         For the purposes of this Section 5.3, fractions of Trust Fund Units as well as whole Trust Fund Units may be purchased or redeemed for the Account of an Employee.

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704                                     30                             Roma Bank

                                                                   Article VI --
                         Investment Directions, Changes of Investment Directions
                                          and Transfers Between Investment Funds
--------------------------------------------------------------------------------

                                  ARTICLE VI --

             INVESTMENT DIRECTIONS, CHANGES OF INVESTMENT DIRECTIONS
                     AND TRANSFERS BETWEEN INVESTMENT FUNDS

6.1      Investment Directions

         Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Trust Fund Units in any one or more of the Investment Funds of the Trust Fund. Such direction shall indicate the percentage, in multiples of one percent (1%), in which Before-Tax Contributions, Matching Contributions, Special Contributions and Rollover Contributions shall be made to the designated Investment Funds.

         To the extent a Participant shall fail to make an investment direction, contributions made on his behalf shall be applied to purchase Trust Fund Units in the Investment Fund which provides for a stable investment return, as determined by the Trustee.

6.2      Change of Investment Directions

         A Participant may change any investment direction not more often than once in any calendar month, in the form and manner prescribed by the Committee, either: (a) by completing and filing a notice at least ten
         (10) days prior to the effective date of such direction, or, (b) by telephone or other electronic medium. Any such change shall be subject to the same conditions as if it were an initial direction and shall be applied only to any contributions to be invested on or after the effective date of such direction.

6.3      Transfers Between Investment Funds

         By filing a notice in the form and manner prescribed by the Committee at least ten (10) days prior to the effective date of such change, a Participant or Beneficiary may, not more often than once in any calendar month, redirect the investment of his Investment Funds such that multiples of one percent (1%) of the Net Value of any one or more Investment Funds may be transferred to any one or more other Investment Funds in the form and manner prescribed by the Committee, either: (a) by filing a notice at least ten (10) days prior to the effective date of such change, or, (b) by telephone or other electronic medium. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee and shall be affected within seven (7) days of the Trustees' receipt of such direction.

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
                                                                   Article VI --
                         Investment Directions, Changes of Investment Directions
                                          and Transfers Between Investment Funds
--------------------------------------------------------------------------------

6.4      Employees Other than Participants

         (a)      Investment Direction
                  --------------------

                  An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of
                  Section 3.9, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund Units in any one or more of the Investment Funds. Such direction shall indicate the percentage, in multiples of one percent (1%), in which contributions shall be made to the designated Investment Funds. To the extent any Employee shall fail to make an investment direction, the Rollover Contributions shall be applied to the purchase of Trust Fund Units in the Investment Fund which provides for a stable investment return, as determined by the Trustee.

         (b)      Transfers Between Investment Funds
                  ----------------------------------

                  An Employee who is not a Participant may, subject to the provisions of Section 6.3, not more often than once in any calendar month, redirect that multiples of one percent (1%) of the Net Value of any one or more Investment Funds be transferred to any one or more other Investment Funds. The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee and shall be affected within seven (7) days of the Trustees' receipt of such direction.

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704                                     32                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                                 ARTICLE VII --

                               PAYMENT OF BENEFITS

7.1      General

         (a) The vested interest in the Net Value of any one or more of the Accounts of a Participant, Beneficiary or any other person entitled to benefits under the Plan shall be paid only at the times, to the extent, in the manner, and to the persons provided in this Article VII.

         (b) The Net Value of any one or more of the Accounts of a Participant shall be subject to the provisions of Section 8.7.

         (c) Notwithstanding any provisions of the Plan to the contrary, any and all withdrawals, distributions or payments made under the provisions of this Article VII shall be made in accordance with Section 401(a)(9) of the Code and any and all Income Tax Regulations promulgated thereunder.

                  The Plan will apply the minimum  distribution  requirements of
                  Section 401(a)(9) of the Code, in accordance with final regulations, as set forth in Section 7.10.

         See Addendum A.

7.2      Non-Hardship Withdrawals

         (a) Subject to the terms and conditions contained in this Section 7.2, upon ten (10) days prior written notice to the Committee, each Participant who has attained age fifty-nine and one-half (59-1/2) or each Employee who has attained age fifty-nine and one-half (59-1/2) and who solely maintains a Rollover Contribution Account, shall be entitled to withdraw not more often than once during any Plan Year, all or any portion of his Accounts in the following order of priority:

                  (i) the Net Value of his Before-Tax Contribution Account; and

                  (ii) the Net Value of the Employee's Rollover Contribution Account provided that such Participant or Employee shall have satisfied such additional terms and conditions as the Committee may deem necessary.

         (b) Withdrawals under this Section 7.2 shall be made by the redemption of Trust Fund Units from each of the Participant's Accounts on a pro rata basis from the Investment Funds selected by the Participant pursuant to Article VI.

7.3      Hardship Distributions

         (a) For purposes of this Section 7.3, a "Hardship" distribution shall mean a distribution that is (i) made on account of a
                  condition   which  has  given  rise  to

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
                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                   immediate and heavy financial need of a Participant and (ii) necessary to satisfy such financial need. A determination of the existence of an immediate and heavy financial need and the amount necessary to meet the need shall be made by the Committee in accordance with uniform nondiscriminatory standards with respect to similarly situated persons.

         (b)      Immediate and Heavy Financial Need:

                  A Hardship distribution shall be deemed to be made on account of an immediate and heavy financial need if the distribution is on account of:

                  (i) expenses for medical care described under Section 213(d) of the Code which were previously incurred by the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code or expenses which are necessary to obtain medical care described under Section 213(d) of the Code for the Participant, the Participant's Spouse or any of the Participant's dependents as defined under Section 152 of the Code; or

                  (ii) purchase (excluding mortgage payments) of a principal residence of the Participant; or

                  (iii) payment of tuition and related educational fees for the next twelve (12) months of post-secondary education for the Participant, the Participant's
                           Spouse, children or any of the Participant's dependents as defined under Section 152 of the Code; or

                  (iv) the need to prevent the eviction of the Participant from his principal residence or foreclosure on the mortgage of the Participant's principal residence; or

                  (v) any other condition which the Commissioner of Internal Revenue, through the publication of revenue rulings, notices and other documents of general applicability, deems to be an immediate and heavy financial need.

         (c) Necessary to Satisfy Such Financial Need:

                  (i) A distribution will be treated as necessary to satisfy an immediate and heavy financial need of a Participant if: (A) the amount of the distribution is not in excess of (1) the amount required to relieve the financial need of the Participant and (2) if elected by the Participant, an amount necessary to pay any federal, state or local income taxes and penalties reasonably anticipated to result from such distribution, and (B) such need may not be satisfied from other resources that are reasonably available to the Participant.

--------------------------------------------------------------------------------
704                                     34                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                  (ii) A distribution will be treated as necessary to satisfy a financial need if the Committee reasonably relies upon the Participant's representation that the need cannot be relieved:

                           (A)      through   reimbursement  or  compensation by
                                    insurance or otherwise;

                           (B) by reasonable liquidation of the Participant's assets, to the extent such liquidation would not itself cause an immediate and heavy financial need;

                           (C) by cessation of Before-Tax Contributions or Employee contributions, if any, under the Plan; or

                           (D) by other distributions or nontaxable loans from plans maintained by the Employer or by any other employer, or by borrowing from commercial sources on reasonable commercial terms.

                           For  purposes  of  this   subsection   (c)(ii),   the
                           Participant's resources shall be deemed to include those assets of his Spouse and minor children that are reasonably available to the Participant.

                  (iii) Alternatively, a Hardship distribution will be deemed to be necessary to satisfy an immediate and heavy financial need of a Participant if (A) or (B) are met (see Addendum A):


                           (A) all of the following requirements are satisfied:


                                    (I)     the distribution is not in excess of
                                            (1) the amount of the  immediate and
                                            heavy    financial   need   of   the
                                            Participant  and (2) if  elected  by
                                            the Participant, an amount necessary
                                            to pay any  federal,  state or local
                                            income taxes or penalties reasonably
                                            anticipated   to  result  from  such
                                            distribution;


                                    (II)    the  Participant  has  obtained  all
                                            distributions,  other than  Hardship
                                            distributions,  and  all  nontaxable
                                            loans currently  available under all
                                            plans maintained by the Employer;


                                    (III)   the  Plan,   and  all  other   plans
                                            maintained by the Employer,  provide
                                            that  the   Participant's   elective
                                            contributions      and      Employee
                                            contributions,   if  any,   will  be
                                            suspended  for at least  twelve (12)
                                            months after receipt of the Hardship
                                            distribution; and


                                    (IV)    the  Plan,   and  all  other   plans
                                            maintained by the Employer,  provide
                                            that  the  Participant  may not make
                                            elective   contributions   for   the
                                            Participant's      taxable      year
                                            immediately  following  the  taxable
                                            year of the Hardship distribution in

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704                                     35                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                                            excess of the applicable limit under
                                            Section  402(g) of the Code for such
                                            next taxable year less the amount of
                                            such     Participant's      elective
                                            contributions  for the taxable  year
                                            of the Hardship distribution; or

                           (B) the requirements set forth in additional methods, if any, prescribed by the Commissioner of Internal Revenue (through the publication of revenue rulings, notices and other documents of general applicability) are satisfied.

         (d) A Participant who has withdrawn the maximum amounts available to such Participant under Section 7.2 or a Participant who is not eligible for a withdrawal thereunder, may, in case of Hardship (as defined under this Section 7.3), apply not more often than once in any Plan Year to the Committee for a
                  Hardship distribution. Any application for a Hardship distribution shall be made in writing to the Committee at least ten (10) days prior to the requested date of payment. Hardship distributions may be made by a distribution of all or a portion of an Employee's (i) Before-Tax Contributions and
                  (ii) Net Value of his Rollover Contribution Account.

         (e) Distributions under this Section 7.3 shall be made in the following order of priority:

                  (i) Participant's Before-Tax Contribution Account, exclusive of investment earnings; and

                  (ii) the Net  Value of the  Employee's  Rollover  Contribution
                       Account.

         (f) Distributions under this Section 7.3 shall be made by the redemption of Trust Fund Units from each of the Participant's Accounts on a pro rata basis from the Investment Funds selected by the Participant pursuant to Article VI.

         (g)      A Participant who receives a Hardship  distribution under this
                  Section 7.3 may have his Before-Tax Contributions suspended in accordance with Section 3.3.

7.4      Distribution of Benefits Following Retirement Or Termination of Service

         (a) If an Employee incurs a Termination of Service for any reason other than death, a distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee in accordance with the provisions of Section 7.5 or 7.6 or 7.8. The amount of such distribution shall be the vested interest in the Net Value of his Accounts as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation acceptable to the Trustee for such purpose.

         (b) An election by an Employee to receive the vested interest in the Net Value of his Accounts in a form other than in the normal form of benefit payment set forth in Sections 7.5(a) and (b) and Sections 7.6(a) and (b) may not be revoked or

--------------------------------------------------------------------------------
704                                     36                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                  amended by him after he terminates his employment. Notwithstanding the foregoing, an Employee who elected to receive payment of benefits as of a deferred Valuation Date may, by completing and filing the form prescribed by the Committee, change to another form of benefit payment.

         (c) An Employee who incurs a Termination of Service and is reemployed by the Employer prior to the distribution of all or part of the entire vested interest in the Net Value of his Accounts in accordance with the provisions of Section 7.5 or 7.6, shall not be eligible to receive or to continue to receive such distribution during his period of reemployment with the Employer. Upon such Employee's subsequent Termination of Service, his prior election to receive a distribution in a form other than the normal form of benefit payment shall be null and void and the vested interest in the Net Value of his Accounts shall be distributed to him in accordance with the provisions of Section 7.5 or 7.6 or 7.8.

7.5      Payments upon Retirement or Disability

         (a) If an Employee incurs a Termination of Service as of his Normal Retirement Date or his Postponed Retirement Date, a lump sum distribution of the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that the Employee incurred a Termination of Service as of such Retirement Date.

         (b) If an Employee incurs a Termination of Service as of his Early Retirement Date or if an Employee incurs a Termination of Service due to Disability, a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee attained Normal Retirement Date of Postponed Retirement Date or would have attained his Normal Retirement Date if he were still employed by the Employer, or (ii) the date of receipt by the Trustee of the proper documentation indicating such Retirement Date.

                  Notwithstanding the preceding paragraph, effective as of March 28, 2005, if an Employee incurs a Termination of Service as of his Normal Retirement Date, Postponed Retirement Date or if an Employee incurs a Termination of Service due to Disability and the Net Value of his Accounts exceeds one thousand dollars
                  ($1,000) and is less than or equal to five thousand dollars ($5,000), and if the Employee does not elect to have his distribution paid directly to an Eligible Retirement Plan, as defined in Section 7.8(c), specified by him in a Direct Rollover, as defined in Section 7.8(a), or to receive the distribution in accordance with Section 7.5(c), (d) or (e), then the Plan Administrator shall pay the distribution in a Direct Rollover to an individual retirement plan designated by the Plan Administrator.

--------------------------------------------------------------------------------
704                                     37                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

         (c) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his Termination of Service and prior to his Normal Retirement Date. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee's distribution date.

         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a
                  Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may elect to defer receipt of the vested interest in the Net Value of his Accounts beyond his Normal Retirement Date or Postponed Retirement Date. The applicable form must be filed at least ten (10) days prior to the Employee's Normal Retirement Date. If such an election is made, the vested interest in the Net Value of his Accounts shall continue to be held in the Trust Fund. Subject to the required minimum distribution provisions of Sections 7.9(b) and 7.9(c), the vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee's deferred distribution date.

         (e) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of his Retirement Date or incurs a Termination of Service due to Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

7.6 Payments upon Termination of Service for Reasons Other Than Retirement or Disability

         (a) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustee in accordance with subsection (e), is equal to or less than five thousand dollars ($5,000), and effective as of March 28, 2005, one thousand dollars ($1,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the later of the Valuation Dates set forth in subsection
                  (e)(i) and (e)(ii).

--------------------------------------------------------------------------------
704                                     38                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

         (b) If an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability, has not elected to receive his benefit pursuant to an optional form of benefit payment in accordance with the provisions of subsection (c) or (d) and the vested interest in the Net Value of the Employee's Accounts, as determined by the Trustee in accordance with subsection (e), exceeds five thousand dollars ($5,000), a lump sum distribution of the vested interest in the Net Value of his Accounts shall be made to the Employee within seven (7) days of the Valuation Date coincident with the later of (i) the date the Employee would have attained his Normal Retirement Date if he were still employed by the Employer or (ii) date of receipt by the Trustee of the proper documentation indicating the Employee's attainmen t of Normal Retirement Date.

                  Notwithstanding the preceding paragraph, effective as of March 28, 2005, if an Employee incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability and the vested interest in the Net Value of the Employee's Accounts exceeds one thousand dollars ($1,000) and is equal to or less than five thousand dollars ($5,000), and if the Employee does not elect to have his distribution paid directly to an Eligible Retirement Plan, as defined in Section 7.8(c), specified by him in a Direct Rollover, as defined in
                  Section 7.8(a), or to receive the distribution in accordance with Section 7.6(c), (d) or (e), then the Plan Administrator shall pay the distribution in a Direct Rollover to an individual retirement plan designated by the Plan Administrator.

         (c) In lieu of the normal form of benefit payment set forth in subsection (b), an Employee who incurs a Termination of Service as of a date other than a Retirement Date or for reasons other than Disability may, subject to the provisions of Sections 7.9(b) and 7.9(c), file an election form to receive the vested interest in the Net Value of his Accounts as a lump sum distribution as of some other Valuation Date following his termination; provided, however, that the Valuation Date may not be later than thirteen (13) months following his Termination of Service. The vested interest in the Net Value of his Accounts shall be distributed to such Employee as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Employee's distribution date.

         (d) In lieu of the normal form of benefit payment set forth in subsections (a) and (b), an Employee who incurs a Termination of Service as of a date other than his Retirement Date or for reasons other than Disability may, at least ten (10) days prior to the date on which his benefit is scheduled to be paid, file an election form that a lump sum distribution equal to the vested interest in the Net Value of his Accounts be paid in a Direct Rollover pursuant to Section 7.8. The amount of such lump sum distribution shall be determined as of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation.

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         (e)      If an Employee  incurs a  Termination  of Service as of a date other than a Retirement Date or for reasons other than Disability and has not elected to receive the vested interest in the Net Value of his Accounts pursuant to an optional form of benefit payment in accordance with subsection (c) or (d), the Employer shall notify the Trustee of such termination.

                  The Trustee shall determine the vested interest in the Net Value of the Accounts of such Employee as of the later of: (i) the Valuation Date which occurs thirteen (13) months following his Termination of Service or (ii) the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating that he incurred a Termination of Service.

7.7      Payments Upon Death

         (a) In the case of a married Participant, the Spouse shall be the designated Beneficiary. Notwithstanding the foregoing, such Participant may effectively elect to designate a person or persons other than the Spouse as Beneficiary. Such an election shall not be effective unless (i) such Participant's Spouse irrevocably consents to such election in writing, (ii) such election designates a Beneficiary which may not be changed without spousal consent or the consent of the Spouse expressly permits designation by the Participant without any requirement of further consent by the Spouse, (iii) the Spouse's consent acknowledges understanding  of the  effect  of such  election  and (iv) the consent is witnessed by a Plan representative or acknowledged before a notary public. Notwithstanding this consent requirement, if the Participant establishes to the satisfaction of the Plan representative that such written consent cannot be obtained because there is no Spouse or the Spouse cannot be located, the consent hereunder shall not be required. Any consent necessary under this provision shall be valid only with respect to the Spouse who signs the consent.

         (b) In the case of a single Participant, Beneficiary means a person or persons who have been designated under the Plan by such Participant or who are otherwise entitled to a benefit under the Plan.

         (c) The designation of a Beneficiary who is other than a Participant's Spouse and the designation of any contingent Beneficiary shall be made in writing by the Participant in the form and manner prescribed by the Committee and shall not be effective unless filed prior to the death of such person. If more than one person is designated as a Beneficiary or a contingent Beneficiary, each designated Beneficiary in such Beneficiary classification shall have an equal share unless the Participant directs otherwise. For purposes of this
                  Section 7.7, "person" includes an individual, a trust, an estate, or any other person or entity designated as a Beneficiary.

         (d) A married Participant who has designated a person or persons other than the Spouse as Beneficiary may, without the consent of such Spouse, revoke such prior

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                  election   by  submitting   written   notification   of   such
                  revocation.    Such    revocation   shall    result   in   the
                  reinstatement of the Spouse as the designated Beneficiary unless the Participant effectively designates another person
                  as  Beneficiary   in  accordance   with   the   provisions  of
                  subsection (a). The number of election forms and revocations shall not be limited.

         (e) Upon the death of a Participant the remaining vested interest in the Net Value of his Accounts shall become payable, in accordance with the provisions of subsection (g), to his Beneficiary or contingent Beneficiary. If there is no such Beneficiary, the remaining vested interest in the Net Value of his Accounts shall be payable to the executor or administrator of his estate, or, if no such executor or administrator is appointed and qualifies within a time which the Committee shall, in its sole and absolute discretion, deem to be reasonable, then to such one or more of the descendants and blood relatives of such deceased Participant as the Committee, in its sole and absolute discretion, may select.

         (f) If a designated Beneficiary entitled to payments hereunder shall die after the death of the Participant but before the entire vested interest in the Net Value of Accounts of such Participant has been distributed, then the remaining vested interest in the Net Value of Accounts of such Participant shall be paid, in accordance with the provisions of subsection (g), to the surviving Beneficiary who is not a contingent Beneficiary, or, if there are no such surviving Beneficiaries then living, to the designated contingent Beneficiaries as shall be living at the time such payment is to be made. If there is no designated contingent Beneficiary then living, the remaining interest in the Net Value of his Accounts shall be paid to the executor or administrator of the estate of the last to die of the Beneficiaries who are not contingent Beneficiaries.

         (g) If a Participant dies before his entire vested interest in the Net Value of his Accounts has been distributed to him, the remainder of such vested interest shall be paid to his Beneficiary or, if applicable, his contingent Beneficiary, in a lump sum distribution as soon as practicable following the date of the Participant's death. Notwithstanding the foregoing, if, prior to the Participant's death the
                  Participant had elected to receive a deferred lump sum distribution and had not yet received such distribution, such Beneficiary shall receive a lump sum distribution as of the earlier of: (A) the Valuation Date set forth in the Participant's election or (B) the last Valuation Date which occurs within one (1) year of the Participant's death.

                  If the Beneficiary is the Participant's Spouse and if benefits are payable to such Beneficiary as an immediate or deferred lump sum distribution, such Spouse may defer the distribution up to the date on which the Participant would have attained age seventy and one-half (70-1/2). If such Spouse dies prior to such distribution, the prior sentence shall be applied as if the Spouse were the Participant.

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         (h)      Notwithstanding  anything  in the  Plan to the  contrary,  the provisions of subsections (a) through (g) shall also apply to a person who is not a Participant but who has made a contribution to and maintains a Rollover Contribution Account under the Plan.

7.8      Direct Rollover of Eligible Rollover Distributions

         For purposes of this Section 7.8, the following definitions shall apply (see Addendum A):

         (a) "Direct Rollover" means a payment by the Plan to the Eligible Retirement Plan specified by the Distributee.

         (b) "Distributee" means an Employee or former Employee. In addition, the Employee's or former Employee's surviving spouse and the Employee's or former Employee's Spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code, are Distributees with regard to the interest of the Spouse or former spouse.

         (c) "Eligible Retirement Plan" means an individual retirement account described in Section 408(a) of the Code, an individual retirement annuity described in Section 408(b) of the Code, an annuity plan described in Section 403(a) of the Code, or a qualified trust described in Section 401(a) of the Code, that accepts the Distributee's Eligible Rollover Distribution. However, in the case of an Eligible Rollover Distribution to the surviving Spouse, an Eligible Retirement Plan is an individual retirement account or individual retirement annuity.

         (d)      "Eligible  Rollover  Distribution"  means any  distribution of all or any portion of the balance to the credit of the Distributee, except that an Eligible Rollover Distribution does not include: any distribution that is one of a series of substantially equal periodic payments (not less frequently than annually) made for the life (or life expectancy) of the Distributee or the joint lives (or joint life expectancies) or the Distributee and the Distributee's designated Beneficiary, or for a specified period of ten(10) years or more; any distribution to the extent such distribution is required under Section 401(a)(9) of the Code; and the portion of any distribution that is not includable in gross income (determined without regard to the exclusion for net unrealized appreciation with respect to employer securities); and any Hardship distribution described in Section 401(k)(2)(B)(i)(IV) of the Code.

         Notwithstanding any provision of the Plan to the contrary that would otherwise limit a Distributee's election under this Section 7.8, a Distributee may elect, at the time and in the manner prescribed by the Plan Administrator, to have any portion of an Eligible Rollover Distribution paid directly to an Eligible Retirement Plan specified by the Distributee in a Direct Rollover.

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7.9      Commencement of Benefits


         (a) Unless the Employee elects otherwise in accordance with the Plan, in no event shall the payment of benefits commence later than the sixtieth (60th) day after the close of the Plan Year in which the latest of the following events occur:
                  (i) the attainment by  the Employee of  age  sixty-five  (65),
                  (ii) the tenth (10th) anniversary of the year in which the Participant commenced participation in the Plan or Prior Plan, or (iii) the termination of the Employee's employment with the Employer; provided, however, that if the amount of the payment required to commence on the date determined under this sentence cannot be ascertained by such date, a payment retroactive to such date may be made no later than sixty (60) days after the earliest date on which the amount of such payment can be ascertained under the Plan.

         (b) Subject to Section 7.1(c), distributions to five-percent owners:

                  The vested interest in the Net Value of the Accounts of a five-percent owner (as described in Section 416(i) of the Code and determined with respect to the Plan Year ending in the calendar year in which such individual attains age seventy and one-half (70-1/2)) must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2). The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner (as described in Section 416(i) of the Code) for the Plan Year ending in the calendar year in which such person attains age seventy and one-half (70-1/2) but who becomes a five-percent owner (as described in Section 416(i) of the Code) for a later Plan Year must be distributed or commence to be distributed no later than the first day of April following the last day of the calendar year that includes the last day of the first Plan Year for which such individual is a five-percent owner (as described in Section 416(i) of the Code).

         (c) Subject to Section 7.1(c), distributions to other than five-percent owners:

                  The vested interest in the Net Value of the Accounts of an Employee who is not a five-percent owner and who attained age seventy and one-half (70-1/2) prior to January 1, 1988, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (i) his termination of employment or (ii) his attainment of age seventy and one-half (70-1/2).

                  Except as otherwise provided in the following paragraph, the vested interest in the Net Value of the Accounts of any Employee who attains age seventy and one-half (70-1/2) after December 31, 1987, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which such individual attains age seventy and one-half (70-1/2).

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                  Effective January 1, 1997, an Employee  otherwise  required to receive a distribution under the preceding paragraph, may elect to defer distribution of the Net Value of his Accounts to the date of his termination of employment.

                  Notwithstanding the foregoing, the vested interest in the Net Value of the Accounts of (I) any Employee who becomes a Participant on or after January 1, 1997 or (II) any Employee who attains age seventy and one-half (70-1/2) in a calendar year beginning on or after January 1, 2003, must be distributed or commence to be distributed no later than the first day of April following the calendar year in which occurs the later of: (1) his termination of employment or (2) his attainment of age seventy and one-half (70-1/2).

7.10     Minimum Distribution Requirements

         (a)      General Rules

                  (i) Effective Date. The provisions of this Section 7.10 will apply for purposes of determining required minimum distributions for calendar years beginning with the 2003 calendar year.

                  (ii) Precedence. The requirements of this Section 7.10 will take precedence over any inconsistent provisions of the Plan.

                  (iii) Requirements of Treasury Regulations Incorporated. All distributions required under this Section 7.10 will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Code.

                  (iv) TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions of this Section 7.10, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA), and the provisions of the Plan, if applicable, that relate to Section 242(b)(2) of TEFRA.

         (b)      Time and Manner of Distribution

                  (i)      Required  Beginning  Date. The  Participant's  entire
                           interest will be distributed, or begin to be distributed, to the Participant no later than the Participant's Required Beginning Date.

                  (ii) Death of Participant Before Distributions Begin. If the Participant dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

                           (A) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, distributions to the surviving Spouse will

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                                    begin by  December 31 of the  calendar  year
                                    immediately  following  the calendar year in
                                    which the  Participant  died, or by December
                                    31  of  the  calendar   year  in  which  the
                                    Participant would have attained age 70 1/2, if later.

                           (B) If the Participant's surviving Spouse is not the Participant's sole Designated Beneficiary, distributions to the Designated Beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

                           (C) If there is no Designated Beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth (5th) anniversary of the Participant's death.

                           (D) If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to the surviving Spouse begin, this Section 7.10(b)(ii), other than Section
                                    7.10(b)(ii)(A),   will   apply   as  if  the
                                    surviving Spouse were the Participant.

                                    For purposes of this Section 7.10(b)(ii) and
                                    Section     7.10(d),      unless     Section
                                    7.10(b)(ii)(D)  applies,  distributions  are
                                    considered  to  begin  on the  Participant's
                                    Required    Beginning   Date.   If   Section
                                    7.10(b)(ii)(D)  applies,  distributions  are
                                    considered    to    begin    on   the   date
                                    distributions  are  required to begin to the
                                    surviving      Spouse     under      Section
                                    7.10(b)(ii)(A).  If  distributions  under an
                                    annuity purchased from an insurance company,
                                    if applicable,  irrevocably  commence to the
                                    Participant    before   the    Participant's
                                    Required   Beginning   Date   (or   to   the
                                    Participant's  surviving  Spouse  before the
                                    date  distributions are required to begin to
                                    the    surviving    Spouse   under   Section
                                    7.10(b)(ii)(A),  the date  distributions are
                                    considered    to    begin    is   the   date
                                    distributions actually commence.

                  (iii) Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries. If the Participant dies before distributions begin and there is a Designated Beneficiary, distribution to the Designated Beneficiary is not required to begin by the date specified in Section 7.10(b)(ii), but the Participant's entire interest will be distributed to the Designated Beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving Spouse is the Participant's sole Designated Beneficiary and the surviving Spouse dies after the Participant but before distributions to either the Participant or the surviving Spouse begin, this election will apply as if the surviving Spouse were the Participant.

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                  (iv)     Election to Allow  Participants or  Beneficiaries  to
                           Elect 5-Year Rule. Participants or Beneficiaries may elect on an individual basis whether the 5-year rule or the Life Expectancy rule in Sections 7.10(b)(ii) and 7.10(d)(ii) applies to distributions after the
                           death  of   a   Participant   who  has  a  Designated
                           Beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under
                           Section 7.10(b)(ii), or by September 30 of the calendar year which contains the fifth anniversary of
                           the  Participant's   (or,  if  applicable,  surviving
                           Spouse's)  death.  If   neither  the Participant  nor
                           Beneficiary makes an election  under this subsection,
                           distributions  will  be  made   in   accordance  with
                           Sections   7.10(b)(ii)   and   7.10(d)(ii)  and,   if
                           applicable, the elections in Section 7.10(b)(iii) above.

                  (v) Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions. A Designated Beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the Life Expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the Life Expectancy rule for all Distribution Calendar Years before 2004 are distributed by the earlier of December 31, 2003 or the end of the 5-year period.

                  (vi) Forms of Distribution. Unless the Participant's interest is distributed in the form of an annuity purchased from an insurance company or in a single sum on or before the Required Beginning Date, as of the first Distribution Calendar Year distributions will be made in accordance with Sections 7.10(c) and
                           (d). If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

         (c)      Required Minimum Distributions During Participant's Lifetime

                  (i) Amount of Required Minimum Distribution For Each Distribution Calendar Year. During the Participant's lifetime, the minimum amount that will be distributed for each Distribution Calendar Year is the lesser of:

                           (A) the quotient obtained by dividing the Participant's Accounts by the distribution period in the Uniform Lifetime Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the Distribution Calendar Year; or

                           (B) if the Participant's sole Designated Beneficiary for the Distribution Calendar Year is the Participant's Spouse, the quotient obtained by dividing the Participant's Accounts by the number in the Joint and

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                                    Last  Survivor  Table set forth  in  Section
                                    1.401(a)(9)-9   of the Treasury regulations,
                                    using   the   Participant's   and   Spouse's
                                    attained  ages as of the  Participant's  and
                                    Spouse's  birthdays   in  the   Distribution
                                    Calendar Year.

                  (ii) Lifetime Required Minimum Distributions Continue Through Year of Participant's Death. Required minimum distributions will be determined under this Section 7.10(c) beginning with the first Distribution Calendar Year and up to and including the
                           Distribution Calendar Year that includes the Participant's date of death.

         (d)      Required Minimum Distributions After Participant's Death

                  (i)      Death On or After Date Distributions Begin

                           (A) Participant Survived by Designated Beneficiary. If the Participant dies on or after the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Accounts by the longer of the remaining Life Expectancy of the Participant or the
                                    remaining    Life    Expectancy    of    the
                                    Participant's     Designated    Beneficiary,
                                    determined as follows:

                                    (I)     The  Participant's   remaining  Life
                                            Expectancy is  calculated  using the
                                            age of the  Participant  in the year
                                            of  death,  reduced  by one for each
                                            subsequent year.

                                    (II)    If   the   Participant's   surviving
                                            Spouse  is  the  Participant's  sole
                                            Designated     Beneficiary,      the
                                            remaining  Life  Expectancy  of  the
                                            surviving  Spouse is calculated  for
                                            each   Distribution   Calendar  Year
                                            after the year of the  Participant's
                                            death using the  surviving  Spouse's
                                            age as of the  Spouse's  birthday in
                                            that year. For Distribution Calendar
                                            Years   after   the   year   of  the
                                            surviving    Spouse's   death,   the
                                            remaining  Life  Expectancy  of  the
                                            surviving Spouse is calculated using
                                            the age of the  surviving  Spouse as
                                            of  the  Spouse's  birthday  in  the
                                            calendar year of the Spouse's death,
                                            reduced  by one for each  subsequent
                                            calendar year.

                                    (III)   If   the   Participant's   surviving
                                            Spouse is not the Participant's sole
                                            Designated     Beneficiary,      the
                                            Designated  Beneficiary's  remaining
                                            Life Expectancy is calculated  using
                                            the  age of the  Beneficiary  in the
                                            year   following  the  year  of  the
                                            Participant's  death, reduced by one
                                            for each subsequent year.

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704                                     47                             Roma Bank
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                                                                  Article VII --
                                                             Payment of Benefits
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                           (B)      No    Designated    Beneficiary.    If   the
                                    Participant   dies  on  or  after  the  date
                                    distributions   begin   and   there   is  no
                                    Designated Beneficiary as of September 30 of
                                    the year after the year of the Participant's
                                    death,  the  minimum  amount  that  will  be
                                    distributed for each  Distribution  Calendar
                                    Year  after  the  year of the  Participant's
                                    death is the  quotient  obtained by dividing
                                    the    Participant's    Accounts    by   the
                                    Participant's   remaining  Life   Expectancy
                                    calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (ii)     Death Before Date Distributions Begin

                           (A) Participant Survived by Designated Beneficiary. If the Participant dies before the date distributions begin and there is a Designated Beneficiary, the minimum amount that will be distributed for each Distribution Calendar Year after the year of the Participant's death is the quotient obtained by dividing the Participant's Accounts by the remaining Life Expectancy of the Participant's Designated Beneficiary,
                                    determined    as    provided    in   Section
                                    7.10(d)(i).

                           (B) No Designated Beneficiary. If the Participant dies before the date distributions begin and there is no Designated Beneficiary as of September 30 of the year following the year of the
                                    Participant's  death,  distribution  of  the
                                    Participant's   entire   interest   will  be
                                    completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

                           (C) Death of Surviving Spouse Before Distributions to Surviving Spouse Are Required to Begin. If the Participant dies before the date distributions begin, the Participant's surviving Spouse is the Participant's sole Designated Beneficiary, and the surviving Spouse dies before distributions are required to begin to the surviving Spouse under Section 7.10(b)(ii)(A), this Section 7.10(d)(ii)
                                    will apply as if the surviving Spouse were the Participant.

         (e)      Definitions

         For purposes of this Section 7.10, the following words and phrases shall have the meanings hereafter ascribed to them:

                  (i) Designated Beneficiary. The individual who is designated as the Beneficiary under Section 1.10 of the Plan and is the Designated Beneficiary under
                           Section 401(a)(9) of the Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

                  (ii) Distribution Calendar Year. A calendar year for which a minimum distribution is required. For distributions beginning before the

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704                                     48                             Roma Bank

                                                                  Article VII --
                                                             Payment of Benefits
--------------------------------------------------------------------------------

                           Participant's death, the first Distribution Calendar Year is the calendar year immediately preceding the calendar year which contains the Participant's Required Beginning Date. For distributions beginning after the Participant's death, the first Distribution Calendar Year is the calendar year in which distributions are required to begin under Section 7.10(b)(ii). The required minimum distribution for the Participant's first Distribution Calendar Year will be made on or before the Participant's Required Beginning Date. The required minimum distribution for other Distribution Calendar Years, including the required minimum distribution for the Distribution Calendar Year in which the Participant's Required Beginning Date occurs, will be made on or before December 31 of that Distribution Calendar Year.

                  (iii) Life Expectancy. Life Expectancy as calculated by use of the Single Life Table in Section 1.401(a)(9)-9 of the Treasury regulations.

                  (iv) Participant's Accounts. The Accounts of the last Valuation Date in the calendar year immediately preceding the Distribution Calendar Year (valuation calendar year) increased by the amount of any contributions made and allocated or Forfeitures allocated to the Accounts as of dates in the valuation calendar year after the Valuation Date and decreased by distributions made in the valuation calendar year after the Valuation Date. The Accounts for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the Distribution Calendar Year if distributed or transferred in the valuation calendar year.

                  (v)      Required   Beginning  Date.  The  date  specified  in
                           Section 7.9(b) or (c), whichever is applicable.


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
                                                                 Article VIII --
                                                           Loans to Participants
--------------------------------------------------------------------------------

                                 ARTICLE VIII --

                              LOANS TO PARTICIPANTS

8.1      Definitions and Conditions

         (a) For purposes of this Article VIII, the following terms and phrases shall have the meanings hereafter ascribed to them:

                  (i) "Borrower" means a Participant or a "Party in Interest" (as defined under Section 3(14) of ERISA) who maintains an Account, provided such Participant or Party in Interest is not receiving a benefit payment in accordance with the provisions of Section 7.7.

                  (ii) "Loan Account" means the separate, individual account established on behalf of a Borrower in accordance with the provisions of Section 8.4(d).

         (b) To the extent permitted under the provisions of this Article VIII and subject to the terms and conditions set forth herein, a Borrower may request a loan from his Accounts. Any loans made in accordance with this Article VIII shall not be subject to the provisions of Article VI.

8.2      Loan Amount

         Upon a finding by the Committee that all requirements hereunder have been met, a Borrower may request a loan from his Accounts, in an amount up to the lesser of: (a) fifty percent (50%) of the Net Value as of the close of business on the date the loan is processed of the Before-Tax Contribution Account, vested Matching Contribution Account and Rollover Contribution Account, or (b) fifty thousand dollars ($50,000), reduced by the highest outstanding loan balance during the preceding twelve
         (12) months. The minimum loan permitted shall be one thousand dollars ($1,000).

8.3      Term of Loan

         All loans shall be for a fixed term of not more than five (5) years, except that a loan which shall be used to acquire any dwelling which within a reasonable time is to be used as the principal residence of the Participant, may, in the discretion of the Committee, be made for a term of not more than fifteen (15) years. Interest on a loan shall be based on a reasonable rate of interest. Such rate shall be the "prime rate" as set forth in the first publication of The Wall Street Journal issued during the month in which the Borrower requests the loan, increased by one (1) percentage point and rounded up to the nearest quarter of one percent (1/4 of 1%). Such rate shall remain in effect until the Loan Account is closed.

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
                                                                 Article VIII --
                                                           Loans to Participants
--------------------------------------------------------------------------------

8.4      Operational Provisions

         (a) An application for a loan shall be filed in the form and manner prescribed by the Committee and shall be subject to the fees, if any, set forth in Section 9.11. If the Committee shall approve such application, the Committee shall establish the amount of such loan and such loan shall be effected as of the Valuation Date next following receipt by the Trustee.

         (b)      The  amount  of  the  loan  shall  be  distributed   from  the
                  Investment Funds, in the following order of priority:

                  (i)      Before-Tax Contribution Account;

                  (ii)     Rollover Contribution Account; and

                  (iii)    vested Matching Contribution Account.

                  Distributions from each of the foregoing Accounts shall be made on a pro rata basis among the Investment Funds selected pursuant to Section 6.1.

         (c) The proceeds of a loan shall be distributed to the Borrower as soon as practicable after the Valuation Date as of which the loan is processed; provided, however, that the Borrower shall have satisfied such reasonable conditions as the Committee shall deem necessary, including, without limitation:
                  (i) the delivery of an executed promissory note for the amount of the loan, including interest, payable to the order of the Trustee; (ii) an assignment to the Plan of such Borrower's interest in his Accounts to the extent of such loan; and
                  (iii) if the Borrower is actively employed by the Employer, an authorization to the Employer to make payroll deductions in order to repay his loan to the Plan. The aforementioned promissory note shall be duly acknowledged and executed by the Borrower and shall be held by the Trustee, or the
                  Committee as agent for the Trustee, as an asset of the Borrower's Loan Account pursuant to subsection (d).

         (d) A Loan Account shall be established for each Borrower with an outstanding loan pursuant to this Article VIII. Each Loan Account shall be comprised of a Borrower's (i) executed promissory note and (ii) installment payments of principal and interest made pursuant to Section 8.5(a). Upon full payment and satisfaction of the outstanding Loan Account balance, a Borrower's promissory note shall be marked paid in full, returned to the Borrower, and his Loan Account thereupon closed.

         (e) As of each Valuation Date coincident with or next succeeding each payment of principal and interest on a loan, the then current balance of each Borrower's Loan Account shall be debited by the amount of such payment and such amount shall be transferred for investment in accordance with Section 8.5(c) to the appropriate Borrower's Account. If the Committee established a lien against the Borrower's Accounts pursuant to
                  Section 8.6(b), and foreclosure of such lien is deferred until

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
                                                                 Article VIII --
                                                           Loans to Participants
--------------------------------------------------------------------------------

                  the Borrower's Termination of Service pursuant to Section 8.6(b)(i), for each month that foreclosure of the lien is deferred, the then current balance of the Borrower's Loan Account shall be charged with interest on the unpaid principal and interest thereon.

         (f) Only one (1) loan shall be outstanding to any Borrower under this Article VIII at any time.

8.5      Repayments

         (a) If the Borrower is on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon shall be made through payroll deductions. The first repayment shall be deducted as of the first payroll date occurring no later than three (3) weeks after the Committee submits the loan form for processing.

                  If the Borrower is not on the payroll of the Employer and unless otherwise agreed to by the Committee, repayments of loan principal, or the unpaid balance thereof, and interest thereon, shall be made in cash or cash equivalencies to the Employer in equal monthly installments for payment to his Loan Account.

         (b) Any amount repaid to the Plan by a Borrower with respect to a loan, including interest thereon, shall be invested as if such amount were a contribution to be invested in accordance with
                  Section 6.1.

         (c) With respect to each Borrower's Loan Account, any repayment of principal and interest made by a Borrower shall be credited, as of the Valuation Date coincident with or next succeeding such payment, to the Borrower's Accounts in the order of priority established under Section 8.4(b). No Account having a lesser degree of priority shall be credited until the Account having the immediately preceding degree of priority has been restored by an amount equal to that which had been borrowed from such Account.

         (d) A Borrower may prepay his entire loan, plus all interest accrued and unpaid thereon, as of any Valuation Date. A Borrower will not be permitted to make partial prepayments to his Loan Account.

         (e) In the event the Plan is terminated, the entire unpaid principal amount of the loan hereunder, together with any accrued and unpaid interest thereon, shall become immediately due and payable.

8.6      Default

         (a) If a Borrower fails to make any payment on any loan when due under this Article VIII, the entire unpaid principal amount of such loan, together with any accrued and unpaid interest thereon, shall be deemed in default and become due and payable ninety (90) days after the initial date of payment delinquency.

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
                                                                 Article VIII --
                                                           Loans to Participants
--------------------------------------------------------------------------------

         (b) If a Borrower fails to make any payment on a loan and is deemed to be in default pursuant to subsection (a), the Committee shall establish a lien against the Borrower's Accounts in an amount equal to any unpaid principal and interest. The lien shall be foreclosed by applying the value of the Borrower's Loan Account (determined as of the next Valuation Date immediately following foreclosure) in satisfaction of said unpaid principal and interest as follows:

                  (i) if the Borrower is in the employment of the Employer, upon the Borrower's Termination of Service; or

                  (ii) if the Borrower is not in the employment of the Employer, immediately upon default.

                  Thereupon,   the  vested   interest  in  the  balance  of  the
                  Borrower's Accounts shall be distributed in accordance with the applicable provisions of the Plan.

         (c) The Committee may, in accordance with uniform rules established by it, restrict the right of any Borrower who has defaulted on a loan from the Plan to: (i) make withdrawals and/or loans from his Before-Tax Contribution Account, and/or Rollover Contribution Account and/or Matching Contribution Account for a period not exceeding twelve (12) months or (ii) if the Borrower is an Eligible Employee, authorize Before-Tax Contributions to be made on his behalf or make any other contributions to the Plan for a period not exceeding twelve
                  (12) months.

8.7      Coordination of Outstanding Account and Payment of Benefits

         (a) If the Borrower has an outstanding Loan Account and is scheduled to receive or elects to receive a lump sum distribution in accordance with the provisions of Article VII, then, at the time of such distribution or payment, the entire unpaid principal amount of the loan together with any accrued and unpaid interest thereon, shall become immediately due and payable. No Plan distribution, except as permitted under
                  Section 7.2 or Section 7.3, shall be made to any Borrower unless and until such Borrower's Loan Account, including accrued interest thereunder, has been liquidated and closed. If a Borrower fails to pay the outstanding balance of his Loan Account hereunder, such loan shall be satisfied as if a default had occurred pursuant to Section 8.6.

         (b) Any reference in the Plan to the Net Value of Trust Fund Units in a Borrower's Accounts available for distribution to any Borrower, shall mean the value after the satisfaction of the entire unpaid principal loan amount and any accrued, unpaid interest thereon, as provided in this Article VIII.

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704                                     53                             Roma Bank

                                                                   Article IX --
                                                                  Administration
--------------------------------------------------------------------------------

                                  ARTICLE IX --

                                 ADMINISTRATION

9.1      General Administration of the Plan

         The operation and administration of the Plan shall be subject to the management and control of the Named Fiduciaries and Plan Administrator designated by the Sponsoring Employer. The designation of such Named Fiduciaries and Plan Administrator, the terms of their appointment, and their duties and responsibilities allocated among them shall be as set forth in this Article IX. Any actions taken hereunder shall be conclusive and binding on Participants, Retired Participants, Employees, Beneficiaries and other persons, and shall not be overturned unless found to be arbitrary and capricious by a court of competent jurisdiction.

9.2      Designation of Named Fiduciaries

         The management and control of the operation and administration of the Plan shall be allocated in the following manner:

         (a) The Trustee as a Named Fiduciary to perform those functions set forth in the Trust Agreement or the Plan that are assigned to the Trustee.

         (b) The Sponsoring Employer shall designate one or more individuals to serve as member(s) of an employee benefits Committee to perform those functions set forth in the Trust Agreement or the Plan that are assigned to such Committee.

9.3      Responsibilities of Fiduciaries

         The Named Fiduciaries and Plan Administrator shall have only those powers, duties, responsibilities and obligations that are specifically allocated to them under the Plan or the Trust Agreement.

         To the extent permitted by ERISA, each Named Fiduciary and Plan Administrator may rely upon any direction, information or action of another Named Fiduciary, Plan Administrator or the Sponsoring Employer as being proper under the Plan or the Trust Agreement and is not required to inquire into the propriety of any such direction, information or action and no Named Fiduciary or Plan Administrator shall be responsible for any act or failure to act of another Named Fiduciary, Plan Administrator or the Sponsoring Employer.

         No Named Fiduciary, Plan Administrator or the Employer guarantees the Trust Fund in any manner against investment loss or depreciation in asset value.

         The allocation of responsibility between the Trustee and the Sponsoring Employer may be changed by written agreement. Such reallocation shall be evidenced by Employer Resolutions and shall not be deemed an amendment to the Plan.

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704                                     54                             Roma Bank

                                                                   Article IX --
                                                                  Administration
--------------------------------------------------------------------------------

9.4      Plan Administrator

         The Sponsoring Employer shall designate the Trustee shall designate one or more persons to act as Plan Administrator.

         The Plan Administrator shall have the power and responsibility to: (a) furnish summary plan descriptions, annual reports and other notifications and disclosure statements to Participants and Beneficiaries; (b) maintain records and addresses of Participants and Beneficiaries; (c) designate any independent qualified accountant required to act with respect to the Plan under ERISA; and (d) provide notification of determinations under the claim procedure of the Plan.

         Any person or persons designated as Plan Administrator shall serve until their successor or successors are designated and qualified. A Plan Administrator may resign upon written notice to the Sponsoring Employer or may be removed as Plan Administrator but only for a failure or inability, in the opinion of the Sponsoring Employer, of the Plan Administrator to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall terminate designation as Plan Administrator.

         The Plan Administrator is designated as the Plan's agent for the service of legal process.

9.5      Committee

         The members of the Committee designated by the Sponsoring Employer under Section 9.2(b) shall serve for such term(s) as the Sponsoring Employer shall determine and until their successors are designated and qualified. The term of any member of the Committee may be renewed from time to time without limitation as to the number of renewals. Any member of the Committee may (a) resign upon at least sixty (60) days written notice to the Sponsoring Employer or (b) be removed from office but only for his failure or inability, in the opinion of the Sponsoring Employer, to carry out his responsibilities in an effective manner. Termination of employment with the Employer shall be deemed to give rise to such failure or inability.

         The powers and duties allocated to the Committee shall be vested jointly and severally in its members. Notwithstanding specific instructions to the contrary, any instrument or document signed on behalf of the Committee by any member of the Committee may be accepted and relied upon by the Trustee as the act of the Committee. The Trustee shall not be required to inquire into the propriety of any such action taken by the Committee nor shall they be held liable for any actions taken by them in reliance thereon.

         The Sponsoring Employer may, pursuant to Employer Resolutions, change the number of individuals comprising the Committee, their terms of office or other conditions of their incumbency provided that there shall be at all times at least one individual member of the Committee. Any such change shall not be deemed an amendment to the Plan.

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704                                     55                             Roma Bank

                                                                   Article IX --
                                                                  Administration
--------------------------------------------------------------------------------

9.6      Powers and Duties of the Committee

         The Committee shall have authority to perform all acts it may deem necessary or appropriate in order to exercise the duties and powers imposed or granted by ERISA, the Plan, the Trust Agreement or any Employer Resolutions. Such duties and powers shall include, but not be limited to, the following:

         (a) Power to Construe - Except as otherwise provided in the Trust Agreement, the Committee shall have the power to construe the provisions of the Plan and to determine any questions which may arise thereunder.

         (b) Power to Make Rules and Regulations - The Committee shall have the power to make such reasonable rules and regulations as it may deem necessary or appropriate to perform its duties and exercise its powers. Such rules and regulations shall include, but not be limited to, those governing (i) the manner in which the Committee shall act and manage its own affairs, (ii) the procedures to be followed in order for Employees or Beneficiaries to claim benefits, and (iii) the procedures to be followed by Participants, Beneficiaries or other persons entitled to benefits with respect to notifications, elections, designations or other actions required by the Plan or ERISA. All such rules and regulations shall be applied in a uniform and nondiscriminatory manner.

         (c) Powers and Duties with Respect to Information - The Committee shall have the power and responsibility:

                  (i) to obtain such information as shall be necessary for the proper discharge of its duties;

                  (ii) to furnish to the Employer, upon request, such reports as are reasonable and appropriate;

                  (iii) to receive, review and retain periodic reports of the financial condition of the Trust Fund; and

                  (iv) to receive, collect and transmit to the Trustee all information required by the Trustee in the administration of the Accounts of the Employee as contemplated in Section 9.7.

         (d) Power of Delegation - The Committee shall have the power to delegate fiduciary responsibilities (other than trustee responsibilities defined under Section 405(c)(3) of ERISA) to one or more persons who are not members of the Committee. Unless otherwise expressly indicated by the Sponsoring Employer, the Committee must reserve the right to terminate such delegation upon reasonable notice.

         (e) Power of Allocation - Subject to the written approval of the Sponsoring Employer, the Committee shall have the power to allocate among its members specified fiduciary responsibilities (other than trustee responsibilities defined

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704                                     56                             Roma Bank

                                                                   Article IX --
                                                                  Administration
--------------------------------------------------------------------------------

                  under Section 405(c)(3) of ERISA). Any such allocation shall be in writing and shall specify the persons to whom such allocation is made and the terms and conditions thereof.

         (f) Duty to Report - Any member of the Committee to whom specified fiduciary responsibilities have been allocated under subsection (e) shall report to the Committee at least annually. The Committee shall report to the Sponsoring Employer at least annually regarding the performance of its responsibilities as well as the performance of any persons to whom any powers and responsibilities have been further delegated.

         (g) Power to Employ Advisors and Retain Services - The Committee may employ such legal counsel, enrolled actuaries, accountants, pension specialists, clerical help and other persons as it may deem necessary or desirable in order to fulfill its responsibilities under the Plan.

9.7      Certification of Information

         The Committee shall certify to the Trustee on such periodic or other basis as may be agreed upon, relevant facts regarding the establishment of the Accounts of an Employee, periodic contributions with respect to such Accounts, investment elections and modifications thereof and withdrawals and distributions therefrom. The Trustee shall be fully protected in maintaining individual Account records and in administering the Accounts of the Employee on the basis of such certifications and shall have no duty of inquiry or otherwise with respect to any transactions or communications between the Committee and Employees relating to the information contained in such certifications.

9.8      Authorization of Benefit Payments

         The Committee shall forward to the Trustee any application for payment of benefits within a reasonable time after it has approved such application. The Trustee may rely on any such information set forth in the approved application for the payment of benefits to the Participant, Beneficiary or any other person entitled to benefits.

9.9      Payment of Benefits to Legal Custodian

         Whenever, in the Committee's opinion, a person entitled to receive any benefit payment is a minor or deemed to be physically, mentally or legally incompetent to receive such benefit, the Committee may direct the Trustee to make payment for his benefit to such individual or institution having legal custody of such person or to his legal representative. Any benefit payment made in accordance with the provisions of this Section 9.9 shall operate as a valid and complete discharge of any liability for payment of such benefit under the provisions of the Plan.

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704                                     57                             Roma Bank

                                                                   Article IX --
                                                                  Administration
--------------------------------------------------------------------------------

9.10     Service in More Than One Fiduciary Capacity

         Any person or group of persons may serve in more than one fiduciary capacity with respect to the Plan, regardless of whether any such person is an officer, employee, agent or other representative of a party in interest.

9.11     Payment of Expenses


         The Employer will pay the ordinary administrative expenses of the Plan and compensation of the Trustee.

         The Employer may, charge Employees all or part of the reasonable expenses associated with withdrawals and other distributions, loan origination fees and all annual maintenance fees associated with loans or Account transfers.

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704                                     58                             Roma Bank

                                                                    Article X --
                                                       Benefit Claims Procedures
--------------------------------------------------------------------------------

                                  ARTICLE X --

                            BENEFIT CLAIMS PROCEDURE

10.1     Definition

         For purposes of this Article X, "Claimant" shall mean any Participant, Beneficiary or any other person entitled to benefits under the Plan or his duly authorized representative.

10.2     Claims

         A Claimant may file a written claim for a Plan benefit with the Plan Administrator on the appropriate form to be supplied by the Plan Administrator. The Plan Administrator shall, in its sole and absolute discretion, review the Claimant's application for benefits and determine the disposition of such claim.

10.3     Disposition of Claim

         The Plan Administrator shall notify the Claimant as to the disposition of the claim for benefits under this Plan within ninety (90) days after the appropriate form has been filed unless special circumstances require an extension of time for processing. If such an extension of time is required, the Plan Administrator shall furnish written notice of the extension to the Claimant prior to the termination of the initial ninety (90) day period. The extension notice shall indicate the special circumstances requiring the extension of time and the date the Plan Administrator expects to render a decision. In no event shall such extension exceed a period of one hundred-eighty (180) days from the receipt of the claim.

10.4     Denial of Claim

         If a claim for benefits under this Plan is denied in whole or in part by the Plan Administrator, a notice written in a manner calculated to be understood by the Claimant shall be provided by the Plan Administrator to the Claimant and such notice shall include the following:

         (a) a statement that the claim for the benefits under this Plan has been denied;

         (b) the specific reasons for the denial of the claim for benefits, citing the specific provisions of the Plan which set forth the reason or reasons for the denial;

         (c) a description of any additional material or information necessary for the Claimant to perfect the claim for benefits under this Plan and an explanation of why such material or information is necessary; and

         (d) appropriate information as to the steps to be taken if the Claimant wishes to appeal such decision.

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704                                     59                             Roma Bank

                                                                    Article X --
                                                       Benefit Claims Procedures
--------------------------------------------------------------------------------

10.5     Inaction by Plan Administrator

         A claim for benefits shall be deemed to be denied if the Plan Administrator shall not take any action on such claim within ninety
         (90) days after receipt of the application for benefits by the Claimant or, if later, within the extended processing period established by the Plan Administrator by written notice to the Claimant, in accordance with Section 10.3.

10.6     Right to Full and Fair Review

         A Claimant who is denied, in whole or in part, a claim for benefits under the Plan may file an appeal of such denial. Such appeal must be made in writing by the Claimant or his duly authorized representative and must be filed with the Committee within sixty (60) days after receipt of the notification under Section 10.4 or the date his claim is deemed to be denied under Section 10.5. The Claimant or his representative may review pertinent documents and submit issues and comments in writing.

10.7     Time of Review

         The Committee, independent of the Plan Administrator, shall conduct a full and fair review of the denial of claim for benefits under this Plan to a Claimant within sixty (60) days after receipt of the written request for review described in Section 10.6; provided, however, that an extension, not to exceed sixty (60) days, may apply in special circumstances. Written notice shall be furnished to the Claimant prior to the commencement of the extension period.

10.8     Final Decision

         The Claimant shall be notified in writing of the final decision of such full and fair review by such Committee. Such decision shall be written in a manner calculated to be understood by the Claimant, shall state the specific reasons for the decision and shall include specific references to the pertinent Plan provisions upon which the decision is based. In no event shall the decision be furnished to the Claimant later than sixty (60) days after the receipt of a request for review, unless special circumstances require an extension of time for processing, in which case a decision shall be rendered within one hundred-twenty (120) days after receipt of such request for review.


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704                                     60                             Roma Bank

                                                                   Article XI --
                                          Amendment, Termination, and Withdrawal
--------------------------------------------------------------------------------

                                  ARTICLE XI --

                     AMENDMENT, TERMINATION, AND WITHDRAWAL

11.1     Amendment and Termination

         The Employer expects to continue the Plan indefinitely, but specifically reserves the right, in its sole and absolute discretion, at any time, by appropriate action of the Board, to terminate its Plan or to amend, in whole or in part, any or all of the provisions of the Plan. Subject to the provisions of Section 13.7, no such amendment or termination shall permit any part of the Trust Fund to be used for or diverted to purposes other than for exclusive benefit of Participants, Beneficiaries or other persons entitled to benefits, and no such amendment or termination shall reduce the interest of any Participant, Beneficiary or other person who may be entitled to benefits, without his consent. In the event of a termination or partial termination of the Plan, or upon complete discontinuance of contributions under the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable in accordance with the provisions of
         Article VII. In the event of a complete termination of the Plan, the Accounts of each affected Participant shall become fully vested and shall be distributable as a lump sum distribution within seven (7) days of the Valuation Date coincident with the date of receipt by the Trustee of the proper documentation indicating the Participant's distribution date.

         If any amendment changes the vesting schedule, any Participant who has a Period of Service of three (3) or more years may, by filing a written request with the Employer, elect to have his vested percentage computed under the vesting schedule in effect prior to the amendment.

         The period during which the Participant may elect to have his vested percentage computed under the prior vesting schedule shall commence with the date the amendment is adopted and shall end on the latest of:

         (a)    sixty (60) days after the amendment is adopted;

         (b)    sixty (60) days after the amendment becomes effective; or

         (c) sixty (60) days after the Participant is issued written notice of the amendment from the Employer.

11.2     Withdrawal from the Trust Fund

         An Employer may withdraw its Plan from the Trust Fund in accordance with and subject to the provisions of the Trust Agreement.


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
                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

                                 ARTICLE XII --

                            TOP-HEAVY PLAN PROVISIONS

12.1     Introduction

         Any other provisions of the Plan to the contrary notwithstanding, the provisions contained in this Article XII shall be effective with respect to any Plan Year in which this Plan is a Top-Heavy Plan, as hereinafter defined. (See Addendum A.)

12.2     Definitions

         For purposes of this Article XII, the following words and phrases shall have the meanings stated herein unless a different meaning is plainly required by the context.

         (a) "Account," for the purpose of determining the Top-Heavy Ratio, means the sum of (i) a Participant's Accounts as of the most recent Valuation Date and (ii) an adjustment for contributions due as of the Determination Date.

         (b) "Determination Date" means, with respect to any Plan Year, the last day of the preceding Plan Year. With respect to the first Plan Year, "Determination Date" means the last day of such Plan Year.

         (c) "Five-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than five percent (5%) of the value of the outstanding stock of, or more than five percent (5%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a Five-Percent Owner means any Employee who owns more than five percent (5%) of the capital or profits interest in the Employer.

         (d) "Key Employee" means any Employee or former Employee (or, where applicable, such person's Beneficiary) in the Plan who, at any time during the Plan Year containing the Determination Date or any of the preceding four (4) Plan Years, is: (i) an Officer having Top-Heavy Earnings from the Employer of greater than fifty percent (50%) of the dollar limitation in effect under Section 415(b)(1)(A) of the Code; (ii) one of the ten
                  (10) Employees having Top-Heavy Earnings from the Employer of more than the dollar limitation in effect under Section 415(c)(1)(A) of the Code and owning (or considered as owning within the meaning of Section 318 of the Code modified by
                  Section 416(i)(1)(B)(iii) of the Code) both more than a one-half of one percent (1/2%) interest in value and the largest interests in the value of the Employer; (iii) a Five-Percent Owner of the Employer; or (iv) a One-Percent Owner of the Employer having Top-Heavy Earnings from the Employer greater than one hundred fifty thousand dollars ($150,000). For purposes of computing the Top-Heavy Earnings in subsections
                 (d)(i),  (d)(ii) and (d)(iv), the aggregation rules of Sections
                  414(b), (c), (m) and (o) of the Code shall apply.

--------------------------------------------------------------------------------
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
                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

         (e) "Non-Key Employee" means an Employee or former Employee (or, where applicable, such person's Beneficiary) who is not a Key Employee.

         (f)      "Officer" means an Employee who is an administrative executive in the regular and continued service of his Employer; any Employee who has the title but not the authority of an officer shall not be considered an Officer for purposes of this Article XII. Similarly, an Employee who does not have the title of an officer but has the authority of an officer shall be considered an Officer. For purposes of this Article XII, the maximum number of Officers that must be taken into consideration shall be determined as follows: (i) three (3), if the number of Employees is less than thirty (30); (ii) ten percent (10%) of the number of Employees, if the number of Employees is between thirty (30) and five hundred (500); or (iii) fifty (50), if the number of Employees is greater than five hundred (500). In determining such limit, the term "Employer" shall be determined in accordance with Sections 414(b), (c), (m) and (o) of the Code and "Employee" shall include Leased Employees and exclude employees described in
                  Section 414(q)(5) of the Code.

         (g) "One-Percent Owner" means, if the Employer is a corporation, any Employee who owns (or is considered as owning within the meaning of Section 318 of the Code modified by Section 416(i)(1)(B)(iii) of the Code) more than one percent (1%) of the value of the outstanding stock of, or more than one percent (1%) of the total combined voting power of all the stock of, the Employer. If the Employer is not a corporation, a One-Percent Owner means any Employee who owns more than one percent (1%) of the capital or profits interest in the Employer.

         (h) A "Permissive Aggregation Group" consists of one or more plans of the Employer that are part of a Required Aggregation Group, plus one or more plans that are not part of a Required Aggregation Group but that satisfy the requirements of
                  Sections 401(a)(4) and 410 of the Code when considered together with the Required Aggregation Group. If two (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

         (i) "Present Value of Accrued Benefits" shall be determined in accordance with the actuarial assumptions set forth in the defined benefit plan and the assumed benefit commencement date shall be determined taking into account any nonproportional subsidy. The accrued benefit of any Employee shall be determined under the method used for accrual purposes for all plans of the Employer, or if no such method is described, as if such benefit accrued not more rapidly than the slowest accrual rate permitted under Section 411(b)(1)(C) of the Code.

         (j) "Related Rollover Contributions" means rollover contributions received by the Plan that are not initiated by the Employee nor made from another plan maintained by the Employer.

--------------------------------------------------------------------------------
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
                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

         (k) A "Required Aggregation Group" consists of each plan of the Employer (whether or not terminated) in which a Key Employee participates or participated at any time during the Plan Year containing the Determination Date or any of the four (4) preceding Plan Years and each other plan of the Employer (whether or not terminated) which enables any plan in which a Key Employee participates or participated to meet the requirements of Section 401(a)(4) or 410 of the Code. If two
                  (2) or more defined benefit plans are included in the aggregation group, the same actuarial assumptions must be used with respect to all such plans in determining the Present Value of Accrued Benefits.

         (l)      A "Super  Top-Heavy Plan" means a Plan in which,  for any Plan
                  Year:

                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds ninety percent (90%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

                  (ii) the Plan is a part of a Required Aggregation Group (but is not part of a Permissive Aggregation Group) and the Top-Heavy Ratio for the group of plans exceeds ninety percent (90%); or

                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds ninety percent (90%).

         (m) "Top-Heavy Earnings" means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of the dollar limitation, prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code. (See Addendum A.)

         (n)      A "Top-Heavy Plan" means a Plan in which, for any Plan Year:

                  (i) the Top-Heavy Ratio (as defined under subsection (o)) for the Plan exceeds sixty percent (60%) and the Plan is not part of any Required Aggregation Group (as defined under subsection (k)) or Permissive Aggregation Group (as defined under subsection (h)); or

                  (ii) the Plan is a part of a Required Aggregation Group but is not part of a Permissive Aggregation Group and the Top-Heavy Ratio for the group of plans exceeds sixty percent (60%); or

                  (iii) the Plan is a part of a Required Aggregation Group and part of a Permissive Aggregation Group and the Top-Heavy Ratio for the Permissive Aggregation Group exceeds sixty percent (60%).

         (o)      "Top-Heavy Ratio" means:

--------------------------------------------------------------------------------
704                                     64                             Roma Bank

                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

                  (i) if the Employer maintains one or more qualified defined contribution plans and the Employer has not maintained any qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had accrued benefits, the Top-Heavy Ratio for the Plan alone or for the Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated defined contribution plan or plans for all Key Employees as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, and the denominator of which is the sum of all Account balances under the aggregated qualified defined contribution plan or plans for all Participants as of the Determination Date, including any part of any Account balance distributed in the five (5) year period ending on the Determination Date but excluding distributions attributable to Related Rollover Contributions, if any, determined in accordance with Section 416 of the Code and the regulations thereunder.

                  (ii) if the Employer maintains one or more qualified defined contribution plans and the Employer maintains or has maintained one or more qualified defined benefit plans which during the five (5) year period ending on the Determination Date have or have had any accrued benefits, the Top-Heavy Ratio for any Required Aggregation Group or Permissive Aggregation Group, as appropriate, is a fraction, the numerator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans for all Key Employees, determined in accordance with (i) above, and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Key Employees as of the Determination Date, and the denominator of which is the sum of the Account balances under the aggregated qualified defined contribution plan or plans determined in accordance with (i) above, for all Participants and the sum of the Present Value of Accrued Benefits under the aggregated qualified defined benefit plan or plans for all Participants as of the Determination Date, all determined in accordance with Section 416 of the Code and the regulations thereunder. The accrued benefits under a qualified defined benefit plan in both the numerator and denominator of the Top-Heavy Ratio are adjusted for any distribution of an accrued benefit made in the five (5) year period ending on the Determination Date.

                  (iii) For purposes of (i) and (ii) above, the value of Account balances and the Present Value of Accrued Benefits will be determined as of the most recent Valuation Date that falls within the twelve (12) month period ending on the Determination Date, except as provided in Section 416 of the Code and the regulations thereunder for the first and second Plan Years of a qualified defined benefit plan. The Account balances and Present Value of Accrued Benefits of a Participant (A) who is a Non-Key

--------------------------------------------------------------------------------
704                                     65                             Roma Bank

                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

                           Employee but who was a Key Employee in a prior year, or (B) who has not been credited with at least an Hour of Service with any employer maintaining the Plan at any time during the five (5) year period ending on the Determination Date will be disregarded. The calculation of the Top-Heavy Ratio, and the extent to which distributions, rollovers, and transfers are taken into account will be made in accordance with Section 416 of the Code and the regulations thereunder. When aggregating plans, the value of Account balances and the Present Value of Accrued Benefits will be calculated with reference to the Determination Date that falls within the same calendar year.

         (p) "Valuation Date", for the purpose of computing the Top-Heavy Ratio (as defined under subsection (o)) under subsections (l) and (n) means the last date of the Plan Year.

         For purposes of subsections (h), (j) and (k), the rules of Sections 414(b), (c), (m) and (o) of the Code shall be applied in determining the meaning of the term "Employer".

12.3     Minimum Contributions

         If the Plan becomes a Top-Heavy Plan, then any provision of Article III to the contrary notwithstanding, the following provisions shall apply:


         (a) Subject to subsection (b), the Employer shall contribute on behalf of each Participant who is employed by the Employer on the last day of the Plan Year and who is a Non-Key Employee an amount with respect to each Top-Heavy year which, when added to the amount of Special Contributions and Forfeitures made on behalf of such Participant, shall not be less than the lesser of: (i) three percent (3%) of such Participant's Section 415 Compensation (as defined under Section 3.10(a)(v) of the Plan and modified by Section 401(a)(17) of the Code), or (ii) if the Employer has no defined benefit plan which is designated to satisfy Section 416 of the Code, the largest of the total of each Key Employee's Matching Contributions, Before-Tax Contributions, Special Contributions and Forfeitures, as a percentage of the Key Employees' Top-Heavy Earnings; provided, however, that in no event shall any contributions be made under this Section 12.3 in an amount which will cause the percentage of contributions made by the Employer on behalf of any Participant who is a Non-Key Employee to exceed the percentage at which contributions are made by the Employer on behalf of the Key Employee for whom the percentage of the total of Matching Contributions, Before-Tax Contributions, Special Contributions and Forfeitures, is highest in such Top-Heavy year. Any such contribution shall be allocated to the Matching Contribution Account of each such Participant and, for purposes of vesting and withdrawals only, shall be deemed to be a Matching Contribution. Any such contribution shall not be deemed to be a Matching Contribution for any other purpose.

--------------------------------------------------------------------------------
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
                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

         (b) Notwithstanding the foregoing, this Section 12.3 shall not apply to any Participant to the extent that such Participant is covered under any other plan or plans of the Employer (determined in accordance with Sections 414(b), (c), (m) and
                  (o) of the Code) and such other plan provides that the minimum allocation or benefit requirement will be met by such other plan should this Plan become Top-Heavy. If such other plan does not provide for a minimum allocation or benefit requirement, a minimum of five percent (5%) of a Participant's
                  Section 415 Compensation, as defined in Section 12.3(a) above, shall be provided under this Plan.

         (c) For purposes of this Article XII, the following shall be considered as a contribution made by the Employer:

                  (i)      Qualified Nonelective Contributions;

                  (ii) Matching Contributions made by the Employer on behalf of Key Employees; and

                  (iii) Before-Tax Contributions made by the Employer on behalf of Key Employees.

         (d) Subject to the provisions of subsection (b), all Non-Key Employee Participants who are employed by the Employer on the last day of the Plan Year shall receive the defined contribution minimum provided under subsection (a). A Non-Key Employee may not fail to accrue a defined contribution minimum merely because such Employee was excluded from participation or failed to accrue a benefit because (i) his Compensation is less than a stated amount, or (ii) he failed to make Before-Tax Contributions.

12.4     Impact on Section 415 Maximum Benefits

         For any Plan Year in which the Plan is a Top-Heavy Plan but not a Super Top-Heavy Plan, the Plan shall be treated as a Super Top-Heavy Plan under this Section 12.4, unless each Non-Key Employee who is entitled to a minimum contribution or benefit receives an additional minimum contribution or benefit. If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(a), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4 if the minimum contribution satisfies Section 12.3(a) when four percent (4%) is substituted for three percent (3%) in Section 12.3(a)(i). If the Non-Key Employee is entitled to a minimum contribution under Section 12.3(b), the Plan shall not be treated as a Super Top-Heavy Plan under this Section 12.4, if the minimum contribution satisfies Section 12.3(b) when seven and one-half percent (7-1/2%) is substituted for five percent (5%).

12.5     Vesting

         If the Plan becomes a Top-Heavy Plan, then, notwithstanding Section 4.1(c), the Vested Percentage of a Participant who has at least one (1) Hour of Service with the Employer

--------------------------------------------------------------------------------
704                                     67                             Roma Bank

                                                                  Article XII --
                                                       Top-Heavy Plan Provisions
--------------------------------------------------------------------------------

         after the Plan becomes Top-Heavy shall not be less than the following Vested Percentage of his accrued benefit, determined in accordance with the following table:


                  Period of Service                         Vested Percentage
                  -----------------                         -----------------

                  Less than 1 year                                   0%
                  1 year but less than 2 years                      20%
                  2 years but less than 3 years                     40%
                  3 years but less than 4 years                     60%
                  4 years but less than 5 years                     80%
                  5 years or more                                  100%

         Notwithstanding the foregoing provision, each Participant with at least a Period of Service of three (3) years with the Employer shall at all times have his vested percentage computed under the greater of the provisions of this Section 12.5 or the provisions of Section 4.1(c).

         For those Plan Years in which the Plan ceases to be a Top-Heavy Plan, the vesting schedule shall be determined in accordance with the provisions of Section 4.1(c), except that the vested percentage of a Participant's accrued benefit before the Plan ceased to be a Top-Heavy Plan shall not be reduced.


--------------------------------------------------------------------------------
704                                     68                             Roma Bank

                                                                 Article XIII --
                                                        Miscellaneous Provisions
--------------------------------------------------------------------------------

                                 ARTICLE XIII --

                            MISCELLANEOUS PROVISIONS

13.1     No Right to Continued Employment

         Neither the establishment of the Plan, nor any provisions of the Plan or of the Trust Agreement establishing the Trust Fund nor any action of any Named Fiduciary, Plan Administrator or the Employer, shall be held or construed to confer upon any Employee any right to a continuation of his employment by the Employer. The Employer reserves the right to dismiss any Employee or otherwise deal with any Employee to the same extent and in the same manner that it would if the Plan had not been adopted.

13.2     Merger, Consolidation, or Transfer

         The Plan shall not be merged or consolidated with, nor transfer its assets or liabilities to, any other plan unless each Employee, Participant, Beneficiary and other person entitled to benefits under the Plan, would (if such other plan then terminated) receive a benefit immediately after the merger, consolidation or transfer which is equal to or greater than the benefit he would have been entitled to receive if the Plan had terminated immediately before the merger, consolidation or transfer.

13.3     Nonalienation of Benefits

         Except, effective August 5, 1997, to the extent of any offset of a Participant's benefits as a result of any judgment, order, decree or settlement agreement provided in Section 401(a)(13)(C) of the Code, benefits payable under the Plan shall not be subject in any manner to anticipation, alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution, or levy of any kind, either voluntary or involuntary and any attempt to so anticipate, alienate, sell, transfer, assign, pledge, encumber, charge, garnish, execute, levy or otherwise affect any right to benefits payable hereunder, shall be void. Notwithstanding the foregoing, the Plan shall permit the payment of benefits in accordance with a qualified domestic relations order as defined under Section 414(p) of the Code.

13.4     Missing Payee

         Any other provision in the Plan or Trust Agreement to the contrary notwithstanding, if the Trustee are unable to make payment to any Employee, Participant, Beneficiary or other person to whom a payment is due ("Payee") under the Plan because the identity or whereabouts of such Payee cannot be ascertained after reasonable efforts have been made to identify or locate such person (including mailing a certified notice of the payment due to the last known address of such Payee as shown on the records of the Employer), such payment and all subsequent payments otherwise due to such Payee shall be forfeited twenty-four
         (24) months after the date such payment first became due. However, such

--------------------------------------------------------------------------------
704                                     69                             Roma Bank

                                                                 Article XIII --
                                                        Miscellaneous Provisions
--------------------------------------------------------------------------------

         payment and any subsequent payments shall be reinstated retroactively, without interest, no later than sixty (60) days after the date on which the Payee is identified and located.

13.5     Affiliated Employers

         All employees of all Affiliated Employers shall, for purposes of the limitations in Article XII and for measuring Hours of Service and Periods of Service, be treated as employed by a single employer. No employee of an Affiliated Employer shall become a Participant of this Plan unless employed by the Employer or an Affiliated Employer which has adopted the Plan.

13.6     Successor Employer

         In the event of the dissolution, merger, consolidation or reorganization of the Employer, the successor organization may, upon satisfying the provisions of the Trust Agreement and the Plan, adopt and continue this Plan. Upon adoption, the successor organization shall be deemed the Employer with all its powers, duties and responsibilities and shall assume all Plan liabilities.

13.7     Return of Employer Contributions

         Any other provision of the Plan or Trust Agreement to the contrary notwithstanding, upon the Employer's request, a contribution to the Plan by the Employer which was (a) made by mistake of fact, or (b) conditioned upon initial qualification of the Plan with the Internal Revenue Service, or (c) conditioned upon the deductibility by the Employer of such contributions under Section 404 of the Code, shall be returned to the Employer within one (1) year after: (i) the payment of a contribution made by mistake of fact, or (ii) the denial of such qualification or (iii) the disallowance of the deduction (to the extent disallowed), as the case may be.

         Any such return shall not exceed the lesser of (A) the amount of such contributions (or, if applicable, the amount of such contribution with respect to which a deduction is denied or disallowed) or (B) the amount of such contributions net of a proportionate share of losses incurred by the Plan during the period commencing on the Valuation Date as of which such contributions are made and ending on the Valuation Date as of which such contributions are returned. All such refunds shall be limited in amount, circumstances and timing to the provisions of
         Section 403(c) of ERISA.

13.8     Adoption of Plan by Affiliated Employer

         An Affiliated Employer of the Sponsoring Employer may adopt the Plan and its related Trust Agreement. Upon such adoption, such Affiliated Employer shall become a Participating Affiliate in the Plan, which Plan shall be deemed a "single plan" within the meaning of Income Tax Regulations Section 1.414(1)-1(b)(1).

         For purposes of Article IX, Employer shall mean only the Sponsoring Employer and each Participating Affiliate shall be deemed to accept and designate the Named Fiduciaries,

--------------------------------------------------------------------------------
704                                     70                             Roma Bank

                                                                 Article XIII --
                                                        Miscellaneous Provisions
--------------------------------------------------------------------------------

         Committee,   Plan  Administrator,   and  voter  of  Trust   Fund  Units
         designated by the Sponsoring Employer to act on its behalf in accordance with the provisions of the Plan and Trust Agreement.

         The Sponsoring Employer shall solely exercise for and on behalf of such Participating Affiliate the powers reserved to the Employer under Articles IX and XI. However, such Participating Affiliate may at anytime terminate its future participation in the Plan.

13.9     Construction of Language

         Wherever appropriate in the Plan, words used in the singular may be read in the plural; words used in the plural may be read in the singular; and words importing the masculine gender shall be deemed equally to refer to the female gender. Any reference to a section number shall refer to a section of this Plan, unless otherwise indicated.

13.10    Headings

         The  headings  of  articles  and  sections  are  included   solely  for
         convenience of reference, and if there be any conflict between such headings and the text of the Plan, the text shall control.

13.11    Governing Law

         The Plan shall be governed by and construed and enforced in accordance with the laws of the State of New Jersey, except to the extent that such laws are preempted by the Federal laws of the United States of America.

--------------------------------------------------------------------------------
704                                     71                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------

                                   ADDENDUM A


                                    ROMA BANK

                               401(k) SAVINGS PLAN

                         Good Faith Amendments under the
                  Economic Growth and Tax Relief Reconciliation
                              Act of 2001 (EGTRRA)



         WHEREAS, the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA") enacted changes to provisions of the Internal Revenue Code of 1986, as amended ("Code"), addressing tax-qualified retirement plans, including changes that require plan amendments to preserve the plan's tax-qualified status as well as other permissible plan changes; and

         WHEREAS, Internal Revenue Service Notices 2001-42 and 2001-57 provide guidance and sample amendments, respectively, with respect to the EGTRRA changes; and

         WHEREAS, in accordance with the foregoing Notices, "good faith" amendments under EGTTRA must be adopted no later than the end of the plan year in which the EGTRRA changes are required, or the end of the "GUST remedial amendment period," if later; and

         WHEREAS, the EGTRRA required changes are effective various dates, beginning January 1, 2002, as hereinafter set forth;

         NOW, THEREFORE, this ADDENDUM A to the above titled plan ("Plan") is hereby adopted, effective as of January 1, 2002, in "good faith" compliance with
EGTRRA:

1.       Preamble
         --------

         The following amendments to the Plan are adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"). The amendments are intended as good faith compliance with the requirements of EGTRRA and are to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, the amendments shall be effective as of the first day of the first Plan Year beginning after December 31, 2001.

--------------------------------------------------------------------------------
704                                     72                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------
         These amendments shall supersede the provisions of the Plan to the extent Plan provisions are inconsistent with the provisions of the following amendments.

2.       Actual  Contribution  Percentage  and  Actual Deferral Percentage (Plan
         -----------------------------------------------------------------------
         Sections 1.2 and 1.3)
         ---------------------

         For Plan Years beginning after December 31, 2001, the second sentence of Sections 1.2 and 1.3 are restated in their entireties to read as follows: "An Eligible Employee's compensation hereunder shall include compensation receivable from the Employer for that portion of the Plan Year during which the Employee is an Eligible Employee, up to a maximum of two hundred thousand dollars ($200,000) for the 2002 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under Section 401(a)(17)(B) of the Code."

3.       Compensation Limit (Plan Section 1.14)
         --------------------------------------

         For Plan Years beginning after December 31, 2001, the first sentence of the second paragraph of Section 1.14 is restated in its entirety, to read as follows: "Compensation shall not exceed two hundred thousand dollars ($200,000) for the 2002 Plan Year, thereafter adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under
         Section 401(a)(17)(B) of the Code."

4.       Rollover Contributions (Plan Section 1.50)
         ------------------------------------------

         Section 1.50 is amended by the addition of the following paragraph, effective January 1, 2002:

         Effective January 1, 2002, the Plan will additionally accept Eligible Rollover Contributions and/or direct rollovers of distributions from the following types of plans: (i) an annuity contract described in
         Section 403(b) of the Code (excluding after-tax Employee contributions); (ii) an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state; and (iii) the portion of a distribution from an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code that is eligible to be rolled over and would otherwise be included in gross income.

5.       Elective Deferrals - Contribution Limitation (Plan Section 3.2(b))
         ------------------------------------------------------------------

         Section 3.2(b) is amended by the addition of the following paragraph, effective January 1, 2002:

         No Participant shall be permitted to have elective deferrals made under this Plan, or any other qualified plan maintained by the Employer during any taxable year, in

--------------------------------------------------------------------------------
704                                     73                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------

         excess of the dollar limitation contained in Section 402(g) of the Code in effect for such taxable year.

6.       Section 415 Limits on Contributions (Plan Section 3.10(d))
         ----------------------------------------------------------

         Section 3.10(d) is restated as follows, for Limitation Years ending after December 31, 2001:

         (d) The Annual Additions that may be contributed or allocated to a Participant's Accounts under the Plan for any Limitation Year shall not exceed the lesser of:

                  (i) forty thousand dollars ($40,000), as adjusted for increases in the cost-of-living under Section 415(d) of the Code, or

                  (ii)     one  hundred  percent  (100%) of  the   Participant's
                           Section 415 Compensation for the Limitation Year.

                  The compensation limit referred to in subparagraph (ii), above, shall not apply to any contribution for medical benefits after separation from service (within the meaning of Section 401(h) or Section 419A(f)(2) of the Code) which is otherwise treated as an Annual Addition.

7.       Distribution Upon Severance from Employment (Plan Section 7.1)
         --------------------------------------------------------------

         Section 7.1 is amended by the addition of the following paragraph, effective January 1, 2002:

         New distributable event. Effective with Plan distributions made after December 31, 2001, a Participant's elective deferrals, Qualified Nonelective Contributions, qualified Matching Contributions, and earnings attributable to these contributions shall be distributed on account of the Participant's severance from employment. Such a distribution shall, however, be subject to the other provisions of the Plan regarding distributions, other than provisions that require a separation from service before such amounts may be distributed.

8.       Suspension Period  Following  Hardship  Distribution (Plan Sections 3.3
         -----------------------------------------------------------------------
         and 7.3(c)(iii))
         ----------------

         Section 7.3(c)(iii) is amended by the addition of the following two paragraphs, effective January 1, 2002:

         For purposes of Sections 3.3 and 7.3(c)(iii), a Participant who receives a distribution of elective deferrals after December 31, 2001, on account of Hardship shall be prohibited from making elective deferrals and Employee contributions under this Plan and all other plans of the Employer for six (6) months after receipt of the distribution. A Participant who receives a distribution of elective deferrals

--------------------------------------------------------------------------------
704                                     74                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------

         in calendar year 2001 on account of Hardship shall be prohibited from making elective deferrals and Employee contributions under this and all other plans of the Employer for six (6) months after receipt of the distribution, or until January 1, 2002, if later.

         The second paragraph of Section 3.3 and subparagraphs 7.3(c)(iii)(A)(III) and (IV) are deleted in their entireties, effective January 1, 2002, with respect to Hardship distributions made on or after January 1, 2001.

9.       Direct Rollover of Eligible Rollover Distributions (Plan Section 7.8)
         ---------------------------------------------------------------------

         Modification of definition of "Eligible Retirement Plan." Effective with Plan distributions made after December 31, 2001, for purposes of the direct rollover provision in Plan Section 7.8, an Eligible Retirement Plan shall also mean an annuity contract described in
         Section 403(b) of the Code and an eligible plan under Section 457(b) of the Code which is maintained by a state, political subdivision of a state, or any agency or instrumentality of a state or political subdivision of a state and which agrees to separately account for amounts transferred into such plan from this Plan. The definition of Eligible Retirement Plan shall also apply in the case of a distribution to a surviving spouse, or to a spouse or former spouse who is the alternate payee under a qualified domestic relations order, as defined in Section 414(p) of the Code.

         Modification of definition of "Eligible Rollover Distribution" to exclude hardship distributions. For purposes of the direct rollover provision in Section 7.8 of the Plan, any amount that is distributed on account of hardship shall not be an Eligible Rollover Distribution and the distributee may not elect to have any portion of such a distribution paid directly to an Eligible Retirement Plan.

         Modification of definition of "Eligible Rollover Distribution" to include post-tax contributions (if any). For purposes of the direct rollover provisions in Section 7.8 of the Plan, a portion of a distribution shall not fail to be an Eligible Rollover Distribution merely because the portion consists of post-tax contributions, if any, which are not includible in gross income. However, such portion may be transferred only to an individual retirement account or annuity described in Section 408(a) or Section 408(b) of the Code, or to a qualified defined contribution plan described in Section 401(a) or
         Section 403(a) of the Code that agrees to separately account for amounts so transferred, including separately accounting for the portion of such distribution which is includible in gross income and the portion of such distribution which is not so includible.

10.      Modification of Top-Heavy Plan Provisions (Article XII)
         -------------------------------------------------------

         This Section shall apply for purposes of determining whether the Plan is a top-heavy plan under Section 416(g) of the Code for Plan Years beginning after December 31, 2001, and whether the Plan satisfies the minimum benefits

--------------------------------------------------------------------------------
704                                     75                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------

         requirements of Section 416(c) of the Code for such years. This Section amends Article XII of the Plan.

         Determination of top-heavy status

         Key Employee. Key Employee means any Employee or former Employee (including any deceased Employee) who at any time during the Plan Year that includes the Determination Date was an officer of the Employer having annual Compensation greater than one hundred thirty thousand dollars ($130,000) (as adjusted under Section 416(i)(1) of the Code for Plan Years beginning after December 31, 2002), a 5-percent owner of the Employer, or a 1-percent owner of the Employer having Annual
         Compensation of more than one hundred fifty thousand dollars ($150,000). For this purpose, "Annual Compensation" means compensation within the meaning of Section 415(c)(3) of the Code. The determination of who is a Key Employee will be made in accordance with Section 416(i)(1) of the Code and the applicable regulations and other guidance of general applicability issued thereunder.

         Top-Heavy Earnings. Top-Heavy Earnings means, for any year, compensation as defined under Section 414(q)(4) of the Code, up to a maximum of two hundred thousand dollars ($200,000), adjusted in multiples of five thousand dollars ($5,000) for increases in the cost-of-living as prescribed by the Secretary of the Treasury under
         Section 401(a)(17)(B) of the Code.

         Determination of Account Values.  The following  subparagraphs  (a) and
         (b) shall apply for purposes of determining the amounts of Account balances of Employees as of the Determination Date.

         (a) Distributions during year ending on the Determination Date. The amounts of Account balances of an Employee as of the Determination Date shall be increased by the distributions made with respect to the Employee under the Plan and any plan aggregated with the Plan under Section 416(g)(2) of the Code during the 1-year period ending on the Determination Date. The preceding sentence shall also apply to distributions under a terminated plan which, had it not been terminated, would have been aggregated with the Plan under Section 416(g)(2)(A)(i) of the Code. In the case of a distribution made for a reason other than separation from service, death, or disability, this provision shall be applied by substituting "5-year period" for "1-year period."

         (b) Employees not performing services during year ending on the Determination Date. The Accounts of any individual who has not performed services for the Employer during the 1-year period ending on the Determination Date shall not be taken into account.

--------------------------------------------------------------------------------
704                                     76                             Roma Bank

                                                                       Adendum A
--------------------------------------------------------------------------------

Minimum benefits

         Company contributions. Employer company contributions, if any, shall be taken into account for purposes of satisfying the minimum contribution requirements of Section 416(c)(2) of the Code and the Plan. The preceding sentence shall apply with respect to matching contributions under the Plan or, if the Plan provides that the minimum contribution requirement shall be met in another plan, such other plan. Employer company contributions that are used to satisfy the minimum contribution requirements shall be treated as company contributions for purposes of the Actual Contribution Percentage test and other requirements of
         Section 401(m) of the Code.

11.      Catch-Up Contributions
         ----------------------

         Effective with Plan contributions made on or after January 1, 2004, all Employees who are eligible to make elective deferrals under this Plan and who have attained age 50 before the close of the Plan Year, shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the Plan implementing the required limitations of Section 402(g) and Section 415 of the Code. The Plan shall not be treated as failing to satisfy the provisions of the Plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or
         416 of the Code, as applicable, by reason of the making of such catch-up contributions.

--------------------------------------------------------------------------------
704                                     77                             Roma Bank

                                                          Amendment Number Three
--------------------------------------------------------------------------------

                             AMENDMENT NUMBER THREE

                                       TO

                                    ROMA BANK

                               401(k) SAVINGS PLAN


Pursuant to Section 11.1 of the Roma Bank 401(k) Savings Plan As Amended And Restated Effective November 1, 2003 ("Plan"), the Plan is amended as follows, effective as of the Conversion Date:

1. INTRODUCTION - The Introduction shall be amended by adding the following as the tenth paragraph to read as follows and the former tenth and eleventh paragraphs shall follow accordingly:

         Effective as of the Conversion Date, the date of conversion of the Employer from mutual to stock ownership, the Employer shall adopt resolutions which shall add an investment fund to the Plan consisting of common stock of Roma Financial Corporation.

2. ARTICLE I - Article I shall be amended by adding the following new definition as Section 1.14, the former Section 1.14, all subsequent sections and any cross references thereto shall be renumbered accordingly:

         1.14     Company  means,   commencing  on  the  Conversion  Date,  Roma
                  Financial Corporation, the holding company of the Employer, or any successor organization.

3. ARTICLE I - Article I shall be amended by adding the following new definition as Section 1.17, the former Section 1.17, all subsequent sections and any cross references thereto shall be renumbered accordingly:

         1.17 Conversion Date means the date of the conversion of the Employer from mutual to stock ownership.

4. ARTICLE I - Article I shall be amended by adding the following new definitions as Sections 1.54 and 1.55, the former Sections 1.54 and 1.55, all subsequent sections and any cross references thereto shall be renumbered accordingly:

         1.54 Roma Financial Corporation Stock means the common stock of the Company.


                                    (1 of 9)

         1.55 Roma Financial Corporation Stock Fund means, commencing on the Conversion Date, the Investment Fund established for the purpose of maintaining the assets consisting of Roma Financial Corporation Stock.

5. ARTICLE IV - The third paragraph of Section 4.2 shall be amended by adding the words "in cash or cash equivalents" immediately following the words "the full amount of his distribution" wherever such words appears.



6. ARTICLE V - The title of Article V shall be amended as follows and the Table of Contents shall be revised accordingly:

                 TRUST FUND, INVESTMENT FUNDS AND VOTING RIGHTS


7. ARTICLE V - The first sentence of the second paragraph of Section 5.3 shall be amended in its entirety to read as follows:

         Upon receipt by the Trustee of Before-Tax Contributions, Matching Contributions, and, if applicable, Rollover Contributions and Special
         Contributions, such contributions shall be applied to purchase Trust Fund Units, including Trust Fund Units of the Roma Financial Corporation Stock Fund for such Employee's Account, using the value of such Trust Fund Units as of the close of business on the date received.

8. ARTICLE V - Article V shall be amended by adding the following as Sections 5.4, 5.5, 5.6 and 5.7 and the Table of Contents shall be revised accordingly:

       5.4    Voting Rights

              Each Participant with Trust Fund Units in the Roma Financial Corporation Stock Fund shall have the right to participate confidentially in the exercise of voting rights appurtenant to shares held in such Investment Fund, provided that such person had Trust Fund Units in such Fund as of the most recent Valuation Date coincident with or preceding the applicable record date for which records are available. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten (10) days prior to the date of the meeting of holders of shares at which such voting rights will be exercised, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the manner in which such voting rights shall be exercised. As to each matter in which the holders of shares are entitled to vote:

                                    (2 of 9)

              (a) a number  of  affirmative  votes  shall  be cast  equal to the product of:

                      (i)    the  total  number  of  shares  held  in  the  Roma
                             Financial   Corporation   Stock   Fund  as  of  the
                             applicable record date; and

                      (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that an affirmative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that an affirmative or negative vote be cast; and

              (b) a number of negative  votes shall be cast equal to the product of:

                      (i)    the  total  number  of  shares  held  in  the  Roma
                             Financial   Corporation   Stock   Fund  as  of  the
                             applicable record date; and

                      (ii) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that a negative vote be cast, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the applicable record date) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that an affirmative or negative vote be cast.

              The Committee shall furnish, or cause to be furnished, to each person with Trust Fund Units in the Roma Financial Corporation Stock Fund, all annual reports, proxy materials and other information known to have been furnished by the issuer of the shares or by any proxy solicitor, to the holders of shares.

       5.5    Tender Offers and Other Offers

              Each Participant with Trust Fund Units in the Roma Financial Corporation Stock Fund shall have the right to participate confidentially in the response to a tender offer, or any other offer, made to the holders of shares generally, to purchase, exchange, redeem or otherwise transfer shares; provided that such person has Trust Fund Units in the Roma Financial Corporation Stock Fund as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer. Such participation shall be achieved by completing and filing with the inspector of elections, or such other person who shall be independent of the issuer of shares as the Committee shall designate, at least ten
              (10) days prior to the last day for delivering shares or otherwise responding to such

                                    (3 of 9)
              tender or other offer, a written direction in the form and manner prescribed by the Committee. The inspector of elections, or other such person designated by the Committee shall tabulate the directions given on a strictly confidential basis, and shall provide the Committee with only the final results of the tabulation. The final results of the tabulation shall be followed by the Committee in the direction as to the number of shares to be delivered. On the last day for delivering shares or otherwise responding to such tender or other offer, a number of shares equal to the product of:

              (a) the total number of shares held in the Roma Financial Corporation Stock Fund; and

              (b) a fraction, the numerator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that shares be delivered in response to such tender or other offer, and the denominator of which is the aggregate value (as of the Valuation Date coincident with or immediately preceding the first day for delivering shares or otherwise responding to such tender or other offer) of the Trust Fund Units in the Roma Financial Corporation Stock Fund of all persons directing that shares be delivered or that the delivery of shares be withheld;

              shall be delivered in response to such tender or other offer. Delivery of the remaining shares then held in the Roma Financial Corporation Stock Fund shall be withheld. The Committee shall furnish, or cause to be furnished, to each person whose Account is invested in whole or in part in the Roma Financial Corporation Stock Fund, all information concerning such tender offer furnished by the issuer of shares, or information furnished by or on behalf of the person making the tender or such other offer.

       5.6    Dissenters' Rights

              Each person with an interest in the Roma Financial Corporation Stock Fund on the applicable record date shall have the right to participate in the decision as to whether to exercise the dissenters' rights appurtenant to shares held in the Roma Financial Corporation Stock Fund by completing and filing a written direction with the Trustee on a timely basis. The Trustee will exercise dissenters' rights with respect to the shares credited to the Participant's Accounts as to which the Trustee has received such instructions. Dissenters' rights shall not be exercised with respect to the remaining shares held in the Roma Financial Corporation Stock Fund.

       5.7    Power to Invest in Employer Securities

              The Committee may direct the Trustee to acquire or hold any security issued by the Employer or any Affiliated Employer which is a "qualifying employer security" as

                                    (4 of 9)
              such term is defined under ERISA and to invest that portion of the assets of the Trust Fund in such securities.

9. ARTICLE VI - The first sentence of Section 6.1 shall be amended in its entirety to read as follows:

         Upon electing to participate, each Participant shall direct that the contributions made to his Accounts shall be applied to purchase Trust Fund Units in any one or more of the Investment Funds of the Trust Fund, and commencing on the Conversion Date, to purchase Trust Fund Units in the Roma Financial Corporation Stock Fund.

10. ARTICLE VI - Section 6.2 shall be amended by adding the following sentence as the second sentence and the former second sentence shall follow accordingly:

         Prior to the Conversion Date, Participants shall be permitted to make one (1) additional change in investment direction in order to invest in the Roma Financial Corporation Stock Fund and such additional election shall not count as one (1) of the changes in investment direction that are otherwise permitted to be made in any calendar month.

11. ARTICLE VI - Section 6.3 shall be amended by adding the following sentence as the second sentence and the former second sentence shall follow accordingly:

         Prior to the Conversion Date, Participants shall be permitted to make one (1) additional transfer in order to invest in the Roma Financial Corporation Stock Fund and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any calendar month.

12. ARTICLE VI - The last sentence of Section 6.3 shall be amended in its entirety to read as follows:

         The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee.

13. ARTICLE VI - The first sentence of Section 6.4(a) shall be amended in its entirety to read as follows:

         An Employee who is not a Participant but who has made a Rollover Contribution in accordance with the provisions of Section 3.9, shall direct, in the form and manner prescribed by the Committee, that such contribution be applied to the purchase of Trust Fund Units in any one or more of the Investment Funds, and commencing on the Conversion Date, to the purchase of Trust Fund Units in the Roma Financial Corporation Stock Fund.

                                    (5 of 9)

14. ARTICLE VI - Section 6.4(a) shall be further amended by adding the following sentence as the third sentence and the former third sentence shall follow accordingly:

         Prior to the Conversion Date, an Employee who is not a Participant shall be permitted to make one (1) additional change in investment direction in order to invest in the Roma Financial Corporation Stock Fund and such additional election shall not count as one (1) of the changes in investment direction that are otherwise permitted to be made in any calendar month.


15. ARTICLE VI - Section 6.4(b) shall be amended by adding the following sentence as the second sentence and the former second sentence shall follow accordingly:

         Prior to the Conversion Date, an Employee who is not a Participant shall be permitted to make one (1) additional transfer in order to invest in the Roma Financial Corporation Stock Fund and such additional transfer shall not count as one (1) of the transfers that are otherwise permitted to be made in any calendar month.

16. ARTICLE VI - The last sentence of Section 6.4(b) shall be amended in its entirety to read as follows:

         The requisite transfers shall be valued as of the Valuation Date on which the direction is received by the Trustee.

17.  ARTICLE VI -Article VI shall be amended by adding the  following as Section
6.5 to read as follows and the Table of Contents shall be revised accordingly:

       6.5 Restrictions on Investments in the Roma Financial Corporation Stock Fund for Certain Participants

              Notwithstanding anything in the Plan to the contrary, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 may be subject to Section 16(b) liability if such Participant has an intra-plan transfer, in accordance with the provisions of Section 6.3 and/or Section 6.4, involving the Roma Financial Corporation Stock Fund within six (6) months of the next preceding transfer into or out of the Roma Financial Corporation Stock Fund. In addition, any Participant subject to the provisions of Section 16(b) of the Securities Exchange Act of 1934 who elects to receive a cash distribution from the Roma Financial Corporation Stock Fund account under the Plan, including redemption of such stock for purposes of cash withdrawals under Section 7.2 and/or Section 7.3 and/or loans under Article VIII, may similarly be subject to Section 16(b) liability for any short swing profits within six (6) months of the next preceding transfer into or out of the Roma Financial Corporation Stock Fund.

                                    (6 of 9)

              However, unless otherwise required by rules and regulations of the Securities and Exchange Commission, Section 16(b) liability will not result from distributions made in connection with a Participant's death, Disability, Termination of Service or retirement; pursuant to a domestic relations order described under
              Section 414(p) of the Code; as a result of the minimum distribution requirements described under Section 401(a)(9) of the Code; or as a result of the limitations described under Sections 401(k), 401(m), 402(g) and 415 of the Code.

18.      ARTICLE VII - Section 7.1 shall  be  amended by adding the following as
Section 7.1(d) to read as follows:

         (d) Distributions from the Roma Financial Corporation Stock Fund under this Article VII, shall be made in accordance with
                  Section 7.11 hereunder.

19. ARTICLE VII - Section 7.2(b) shall be amended in its entirety  to  read   as
follows:

         (b) Withdrawals under this Section 7.2 shall be made in the following order of priority:

                  (i) by the redemption of Trust Fund Units from each of the Participant's Accounts in the order set forth in
                           Section 7.2(a), on a pro rata basis from the Investment Funds, other than the Roma Financial
                           Corporation Stock Fund, as were selected by the Participant pursuant to Article VI; and

                  (ii) if selected by the Participant pursuant to Article VI, by the redemption of Trust Fund Units invested in the Roma Financial Corporation Stock Fund from each of the Participant's Accounts in the order set forth in Section 7.2(a).

20. ARTICLE VII - Section 7.2 shall  be  amended  by  adding  the  following  as
Section 7.2(c) to read as follows:

         (c) Any withdrawals under this Section 7.2 shall be subject to the restrictions of Section 6.5.

21. ARTICLE VII - Section 7.3(f) shall be amended in its entirety to read as follows:

         (f) Distributions under this Section 7.3 shall be made in the following order of priority:

                  (i) by the redemption of Trust Fund Units from each of the Participant's Accounts in the order set forth in
                           Section  7.3(e),   on  a  pro  rata  basis  from

                                    (7 of 9)
                           the Investment Funds, other than the Roma Financial Corporation Stock Fund, as were selected by the Participant pursuant to Article VI; and

                  (ii) if selected by the Participant pursuant to Article VI, by the redemption of Trust Fund Units invested in the Roma Financial Corporation Stock Fund from each of the Participant's Accounts in the order set forth in Section 7.3(e).

22. ARTICLE VII - Section 7.3 shall  be  amended  by  adding  the  following  as
Section 7.3(h) to read as follows:

         (h) Any withdrawals under this Section 7.3 shall be subject to the restrictions of Section 6.5.

23. ARTICLE VII - Section 7.4 shall  be  amended  by  adding  the  following  as
Section 7.4(d) to read as follows:

         (d) An Employee's vested interest in the Net Value of his Accounts in the Roma Financial Corporation Stock Fund shall be distributed to the Employee, in accordance with the provisions of Sections 7.5 and 7.6, by the Trustee as soon as administratively possible following the date the Employer is informed by the Trustee of the Employee's vested interest in such Accounts in the Roma Financial Corporation Stock Fund. The distribution shall be made in accordance with Section 7.11 and the terms and provisions of the Trust Agreement.

24. ARTICLE  VII - Article  VII shall be  amended by  adding  the  following  as
Section 7.11 to read as follows and the Table of Contents shall be revised accordingly:

       7.11 Manner of Payment of Distributions from the Roma Financial Corporation Stock Fund

              Distributions from the Roma Financial Corporation Stock Fund shall be made to Participants and Beneficiaries in cash, subject to such terms and conditions as may be established from time to time by the Committee. Notwithstanding the foregoing and except for withdrawals under Sections 7.2 and 7.3 and loans under Article
              VIII, the Participant or Beneficiary may elect that such distributions be made wholly or partially in shares. If the Participant or Beneficiary elects that such distributions may be made wholly or partially in shares, the maximum number of shares to be distributed shall be equal to the number of whole shares that could be purchased on the date of distribution based on the fair market value of shares determined as of the date of payment and on the fair market value of the Participant's Trust Fund Units in the Roma Financial Corporation Stock Fund on the valuation date preceding the distribution. An amount of money equal to any remaining amount of the payment that

                                    (8 of 9)
              is less than the fair market value of a whole share shall be distributed in cash. For purposes of this Section 7.11, the fair market value of a share shall be determined on a uniform and nondiscriminatory basis in such manner as the Trustee may, in its discretion, prescribe.

25. ARTICLE VIII - The second sentence of Section 8.4(b) shall be amended in its entirety to read as follows:

         Distributions from each of the foregoing Accounts shall be made in the following order of priority:

         (A) by the redemption of Trust Fund Units from each of the Borrower's Accounts in the order set forth above, on a pro rata basis from the Investment Funds, other than the Roma Financial Corporation Stock Fund, as were selected by the Borrower pursuant to Article VI; and

         (B) if selected by the Borrower pursuant to Article VI, by the redemption of Trust Fund Units invested in the Roma Financial Corporation Stock Fund from each of the Borrower's Accounts invested in such Roma Financial Corporation Stock Fund, in the order set forth above.

26. ARTICLE VIII - Section  8.4  shall  be  amended  by adding the following  as
Section 8.4(g) to read as follows:

         (g) Any loans under this Article VIII shall be subject to the restrictions of Section 6.5.